Exhibit 99.10

Supplement to the Estimates

Fiscal Year Ending March 31, 2010

Library and Archives Canada Cataloguing in Publication Data

British Columbia.

Estimates. — 1983-

Annual.

Imprint varies: 1983-1987, Ministry of Finance; 1988-June 2001, Ministry of Finance and Corporate Relations; June 2001- , Ministry of Finance.

Also available on the Internet

Report year ends Mar. 31.

Vols. For 1983- , have suppl.

ISSN 0712-4597 = Estimates (Province of British Columbia)

1. British Columbia- appropriations and expenditures - Statistics - Periodicals. 2. Revenue - British Columbia - Statistics - Periodicals. 3. Budget - British Columbia - Periodicals. I. British Columbia. Ministry of Finance. II. British Columbia. Ministry of Finance and Corporate Relations. III. Title. IV. Title: Estimates, fiscal year ending March 31. V. Title: Supplementary estimates. VI. Title: Supplement to the estimates.

HJ13.B742	354.7110072’25’05	C82-089032-4

TABLE OF CONTENTS

		PAGE
Introduction		1

Summary Information
Consolidated Revenue Fund Summary		2
Operating Expense by Standard Object		5
Capital Expenditures by Standard Object		6

	Operating	Capital
Special Offices, Ministries and Other Appropriations
Legislation	8	72
Officers of the Legislature	10	73
Office of the Premier	14	75
Ministry of Aboriginal Relations and Reconciliation	16	76
Ministry of Advanced Education and Labour Market Development	18	77
Ministry of Agriculture and Lands	20	78
Ministry of Attorney General	24	80
Ministry of Children and Family Development	28	82
Ministry of Community Development	30	83
Ministry of Education	32	84
Ministry of Energy, Mines and Petroleum Resources	34	85
Ministry of Environment	36	86
Ministry of Finance	38	87
Ministry of Forests and Range	42	89
Ministry of Health Services	44	90
Ministry of Healthy Living and Sport	46	91
Ministry of Housing and Social Development	48	92
Ministry of Labour and Citizens’ Services	50	93
Ministry of Public Safety and Solicitor General	52	94
Ministry of Small Business, Technology and Economic Development	54	95
Ministry of Tourism, Culture and the Arts	56	96
Ministry of Transportation Infrastructure	58	97
Management of Public Funds and Debt	60	98
Other Appropriations	62	99

Explanatory Notes on the Group Account Classifications		103

INTRODUCTION

CONSOLIDATED REVENUE FUND OPERATING EXPENSES

This publication provides summary and detailed Consolidated Revenue Fund expenses for special offices, ministries and other appropriations. Expenses are classified by group accounts. These group accounts represent broad categories of expense (Salaries and Benefits, Operating Costs, Government Transfers, Other Expenses, Internal Recoveries and External Recoveries). Each group account is comprised of several specific components of expenses referred to as standard objects of expense.

The data is presented in a series of columns. The first column provides the total comparable expense for the 2008/09 Estimates. Each column thereafter provides 2009/10 expense detail by standard object of expense. Columns are headed by a numerical code, which relates to a specific standard object of expense. Sub-total columns are also presented to parallel the group account classification totals found in the Estimates. Where blanks appear within a column, funds have not been budgeted for that standard object or group account classification.

CONSOLIDATED REVENUE FUND CAPITAL EXPENDITURES

This publication also provides details, by special office, ministry and other appropriation, for capital expenditures. Capital expenditures are presented on the basis of the category of assets acquired, in a manner similar to operating expenses (by column, headed by an alphabetical code which relates to a specific standard object of capital expenditure). The amortization of the cost of assets is an operating expense (standard object 73).

STANDARD OBJECT OF EXPENSE

A descriptive listing of the standard objects is provided below. Expenses and capital expenditures by sub-vote, by group account and by standard object of expense are presented in this document for information purposes only. While this information accurately represents the intended expense plan for the fiscal year, special offices, ministries and agencies within other appropriations may reallocate funds within a vote or special account during the year. The Supplement to the Estimates can also be found on the Government of British Columbia’s Budget web site: http://www.bcbudget.gov.bc.ca/.

Salaries and Benefits
50	Base Salaries
51	Supplementary Salary Costs
52	Employee Benefits
54	Legislative Salaries and Indemnities

Operating Costs
55	Boards, Commissions and Courts - Fees and Expenses
57	Public Servant Travel
59	Centralized Management Support Services
60	Professional Services
63	Information Systems - Operating
65	Office and Business Expenses
67	Informational Advertising and Publications
68	Statutory Advertising and Publications
69	Utilities, Materials and Supplies
70	Operating Equipment and Vehicles
72	Non-Capital Roads and Bridges
73	Amortization
75	Building Occupancy Charges

Government Transfers
77	Transfers - Grants
79	Transfers - Entitlements
80	Transfers - Agreements

Other Expenses
81	Transfers Between Votes and Special Accounts
83	Interest on the Public Debt
85	Other Expenses

Internal Recoveries
86	Recoveries Between Votes and Special Accounts
88	Recoveries Within the Consolidated Revenue Fund

External Recoveries
89	Recoveries Within the Government Reporting Entity
90	Recoveries External to the Government Reporting Entity

Capital Expenditures
Land	Land
LI	Land Improvements
Bldg	Buildings
SpE	Specialized Equipment
FE	Office Furniture and Equipment
Veh	Vehicles
Info	Information Systems
TI	Tenant Improvements
Roads	Roads, Bridges and Ferries

CONSOLIDATED REVENUE FUND SUMMARY ($000)

		Total	Total						Total	Total	Total
		2008/09	Salaries	Total	Total	Total	Total	Total	2009/10	2008/09	2009/10
		Operating	and	Operating	Government	Other	Internal	External	Operating	Capital	Capital
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses	Expenditures	Expenditures
Legislation
1	Legislation	64,058	41,058	13,241	—	19,633	(403)	—	73,529	27,530	6,715
Officers of the Legislature
2	Auditor General	15,250	11,770	3,703	63	—	—	—	15,536	150	250
3	Conflict of Interest Commissioner	384	328	92	—	20	—	—	440	—	—
4	Elections BC	19,693	24,881	16,422	130	7	—	—	41,440	304	2,860
5	Information and Privacy Commissioner	3,603	3,014	813	—	—	(3)	(2)	3,822	60	45
6	Merit Commissioner	893	643	307	—	5	—	—	955	25	15
7	Ombudsman	4,671	4,434	1,126	—	—	(637)	(150)	4,773	75	75
8	Police Complaint Commissioner	1,853	1,453	521	—	—	—	—	1,974	25	25
9	Representative for Children and Youth	6,558	4,682	2,226	116	3	—	—	7,027	100	130
	Total	52,905	51,205	25,210	309	35	(640)	(152)	75,967	739	3,400
Office of the Premier
10	Office of the Premier	14,113	8,767	3,487	423	421	(318)	(700)	12,080	95	95
Ministry of Aboriginal Relations and Reconciliation
11	Ministry Operations	58,025	16,109	9,103	21,291	866	(4)	(460)	46,905	32	100
	Special Account(s)	4,200	—	74	4,026	—	—	—	4,100	—	—
	Total	62,225	16,109	9,177	25,317	866	(4)	(460)	51,005	32	100
Ministry of Advanced Education and Labour Market Development
12	Ministry Operations	2,063,477	28,988	10,421	2,214,268	10,184	(17,002)	(49,979)	2,196,880	1,845	67
13	BC Public Service Agency	11,536	474,454	15,940	—	72,831	(474,112)	(25,522)	63,591	1,569	1,319
	Total	2,075,013	503,442	26,361	2,214,268	83,015	(491,114)	(75,501)	2,260,471	3,414	1,386
Ministry of Agriculture and Lands
14	Ministry Operations	114,525	28,590	23,841	40,289	24,001	(640)	(27,063)	89,018	2,200	218
15	Agricultural Land Commission	2,435	1,600	612	—	67	(1)	(2)	2,276	5	4
16	Integrated Land Management Bureau	75,812	43,156	28,664	794	8,668	(7,527)	(4,374)	69,381	6,496	449
	Special Account(s)	103,220	—	—	126,070	18,521	—	(1)	144,590	—	—
	Transfer from Ministry Operations Vote	(7,000)	—	—	—	(7,000)	—	—	(7,000)	—	—
	Total	288,992	73,346	53,117	167,153	44,257	(8,168)	(31,440)	298,265	8,701	671
Ministry of Attorney General
17	Ministry Operations	442,365	265,922	159,079	90,018	13,188	(69,928)	(5,883)	452,396	7,279	1,332
18	Judiciary	68,135	61,142	7,928	185	27	—	—	69,282	750	636
19	Crown Proceeding Act	24,500	—	—	—	24,500	—	—	24,500	—	—
20	British Columbia Utilities Commission	1	3,179	2,801	175	1	—	(6,155)	1	12	12
	Special Account(s)	20,999	18,152	5,801	1	361	—	(3,155)	21,160	500	500
	Transfer from Ministry Operations Vote	(10,546)	—	—	—	(10,945)	—	—	(10,945)	—	—
	Total	545,454	348,395	175,609	90,379	27,132	(69,928)	(15,193)	556,394	8,541	2,480
Ministry of Children and Family Development
21	Ministry Operations	1,388,928	320,508	122,054	1,032,427	2,545	(2,065)	(72,756)	1,402,713	7,853	1,464

CONSOLIDATED REVENUE FUND SUMMARY ($000)

		Total	Total						Total	Total	Total
		2008/09	Salaries	Total	Total	Total	Total	Total	2009/10	2008/09	2009/10
		Operating	and	Operating	Government	Other	Internal	External	Operating	Capital	Capital
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses	Expenditures	Expenditures
Ministry of Community Development
22	Ministry Operations	230,819	16,862	12,842	210,084	137	(6,444)	(42,913)	190,568	1,946	150
	Special Account(s)	6,942	—	—	500	6,442	—	—	6,942	—	—
	Total	237,761	16,862	12,842	210,584	6,579	(6,444)	(42,913)	197,510	1,946	150
Ministry of Education
23	Ministry Operations	5,116,517	27,498	57,977	5,111,560	414	(1)	(18,908)	5,178,540	5,220	1,501
	Special Account(s)	—	—	—	—	—	—	—	—	—	—
	Total	5,116,517	27,498	57,977	5,111,560	414	(1)	(18,908)	5,178,540	5,220	1,501
Ministry of Energy, Mines and Petroleum Resources
24	Ministry Operations	70,712	27,545	15,680	27,739	205	(7)	(14)	71,148	1,435	21,273
25	Contracts and Funding Arrangements	2,500	—	—	1,875	—	—	—	1,875	—	—
	Total	73,212	27,545	15,680	29,614	205	(7)	(14)	73,023	1,435	21,273
Ministry of Environment
26	Ministry Operations	207,635	114,984	83,297	4,705	41,161	(43,359)	(15,546)	185,242	18,061	11,319
27	Climate Action Secretariat	15,458	2,691	10,610	1,075	221	(1)	(2)	14,594	—	3
28	Environmental Assessment Office	10,515	5,760	2,161	1,260	288	(1)	(2)	9,466	56	10
	Special Account(s)	29,705	—	400	—	29,305	—	—	29,705	300	400
	Total	263,313	123,435	96,468	7,040	70,975	(43,361)	(15,550)	239,007	18,417	11,732
Ministry of Finance
29	Ministry Operations	192,167	115,354	127,971	33,857	70,047	(16,775)	(211,396)	119,058	13,960	1,345
30	Public Affairs Bureau	36,994	17,596	10,530	4	967	(178)	(103)	28,816	436	44
31	Pacific Carbon Trust	5,000	—	—	5,000	3	(1)	(2)	5,000	—	—
	Special Account(s)	25	3,777	4,834	—	35,581	(41,757)	(2,425)	10	370	20
	Total	234,186	136,727	143,335	38,861	106,598	(58,711)	(213,926)	152,884	14,766	1,409
Ministry of Forests and Range
32	Ministry Operations	530,673	211,328	284,280	42,555	47,000	(30,331)	(24,181)	530,651	24,670	16,585
33	Direct Fire	56,226	26,331	26,490	—	10,000	—	(1,101)	61,720	—	—
	Special Account(s)	219,200	58,667	94,342	11	27,748	(1)	(5,467)	175,300	48,204	48,497
	Total	806,099	296,326	405,112	42,566	84,748	(30,332)	(30,749)	767,671	72,874	65,082
Ministry of Health Services
34	Ministry Operations	13,182,173	320,903	218,847	13,792,245	792	(147,528)	(237,599)	13,947,660	17,224	44,791
	Special Account(s)	147,250	—	—	—	147,250	—	—	147,250	—	—
	Total	13,329,423	320,903	218,847	13,792,245	148,042	(147,528)	(237,599)	14,094,910	17,224	44,791
Ministry of Healthy Living and Sport
35	Ministry Operations	69,653	16,512	12,181	40,283	43	(4)	(520)	68,495	280	280
	Special Account(s)	2,300	—	—	2,200	—	—	—	2,200	—	—
	Total	71,953	16,512	12,181	42,483	43	(4)	(520)	70,695	280	280
Ministry of Housing and Social Development
36	Ministry Operations	2,592,338	161,514	83,510	2,977,562	11,101	(390)	(602,026)	2,631,271	8,337	457
	Special Account(s)	10,000	—	—	10,000	—	—	—	10,000	—	—
	Total	2,602,338	161,514	83,510	2,987,562	11,101	(390)	(602,026)	2,641,271	8,337	457

CONSOLIDATED REVENUE FUND SUMMARY ($000)

		Total	Total						Total	Total	Total
		2008/09	Salaries	Total	Total	Total	Total	Total	2009/10	2008/09	2009/10
		Operating	and	Operating	Government	Other	Internal	External	Operating	Capital	Capital
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses	Expenditures	Expenditures
Ministry of Labour and Citizens’ Services
37	Ministry Operations	102,064	197,540	627,668	1,530	102,072	(647,352)	(203,186)	78,272	124,436	110,154
Ministry of Public Safety and Solicitor General
38	Ministry Operations	593,618	186,231	97,541	381,227	8,927	(14,092)	(42,957)	616,877	4,912	2,276
39	Emergency Program Act	15,630	1,377	8,714	5,539	—	—	—	15,630	—	—
	Special Account(s)	14,601	2,144	2,350	3,961	9,396	—	(3,500)	14,351	93	—
	Total	623,849	189,752	108,605	390,727	18,323	(14,092)	(46,457)	646,858	5,005	2,276
Ministry of Small Business, Technology and Economic Development
40	Ministry Operations	50,005	14,224	20,488	25,189	21	(4)	(6)	59,912	399	568
	Special Account(s)	17,400	451	349	24,200	—	—	—	25,000	—	—
	Total	67,405	14,675	20,837	49,389	21	(4)	(6)	84,912	399	568
Ministry of Tourism, Culture and the Arts
41	Ministry Operations	344,521	12,480	6,865	33,116	72	(1)	(869)	51,663	1,704	1,461
	Special Account(s)	8,330	—	—	3,350	—	—	—	3,350	—	—
	Total	352,851	12,480	6,865	36,466	72	(1)	(869)	55,013	1,704	1,461
Ministry of Transportation and Infrastructure
42	Ministry Operations	771,086	115,147	1,506,273	101,278	3,717	(4)	(960,524)	765,887	8,655	1,394
Management of Public Funds and Debt
43	Management of Public Funds and Debt	1,261,713	—	—	—	2,021,076	(22,737)	(798,239)	1,200,100	—	—
Other Appropriations
44	Contingencies (All Ministries) and New Programs	342,000	—	—	—	385,000	—	—	385,000	100,460	203,121
45	Capital Funding	971,848	—	—	1,323,303	—	—	—	1,323,303	—	—
46	Commissions on Collection of Public Funds	1	—	—	—	72,700	—	(72,699)	1	—	—
47	Allowances for Doubtful Revenue Accounts	1	—	—	—	98,929	—	(98,928)	1	—	—
48	BC Family Bonus	14,000	—	—	8,758	—	—	—	8,758	—	—
49	Environmental Appeal Board and Forest Appeals Commission	2,096	963	1,122	—	19	(1)	—	2,103	15	15
50	Forest Practices Board	3,808	2,344	1,513	—	—	—	—	3,857	125	25
	Total	1,333,754	3,307	2,635	1,332,061	556,648	(1)	(171,627)	1,723,023	100,600	203,161
	Overall Total	31,739,212	3,023,053	3,747,091	27,704,242	3,308,538	(1,543,609)	(3,539,315)	32,700,000	438,203	482,000
	Adjusted Totals(1)		2,586,380	3,119,472		2,829,221

(1)   Amounts are net of adjustments to eliminate double counting. See page 5.

OPERATING EXPENSE BY STANDARD OBJECT ($000)

STOB	Description	Total	Adjustments		Adjusted Total
50	Base Salaries	2,030,676	—		2,030,676
51	Supplementary Salary Costs	33,222	—		33,222
52	Employee Benefits	942,962	(436,673	)(1)	506,289
54	Legislative Salaries and Indemnities	16,193	—		16,193
	Salaries and Benefits	3,023,053	(436,673)		2,586,380
55	Boards, Commissions, and Courts — Fees and Expenses	10,790	—		10,790
57	Public Servant Travel	57,784	—		57,784
59	Centralized Management Support Services	624,418	(624,418	)(2)	—
60	Professional Services	595,354	(3,201	)(3)	592,153
63	Information Systems — Operating	239,043	—		239,043
65	Office and Business Expenses	105,848	—		105,848
67	Advertising and Publications	6,950	—		6,950
68	Statutory Advertising and Publications	5,476	—		5,476
69	Utilities, Materials and Supplies	717,401	—		717,401
70	Operating Equipment and Vehicles	122,947	—		122,947
72	Non-Capital Roads and Bridges	721,617	—		721,617
73	Amortization	252,545	—		252,545
75	Building Occupancy Charges	286,918	—		286,918
	Operating Costs	3,747,091	(627,619)		3,119,472
77	Transfers - Grants	922,552	—		922,552
79	Transfers - Entitlements	18,187,777	—		18,187,777
80	Transfers - Agreements	8,593,913	—		8,593,913
	Government Transfers	27,704,242	—		27,704,242
81	Transfer Between Votes and Special Accounts	220,061	(220,061	)(4)	—
83	Interest on the Public Debt	1,294,590	—		1,294,590
85	Other Expenses	1,793,887	(259,256	)(5)	1,534,631
	Other Expenses	3,308,538	(479,317)		2,829,221
86	Recoveries Between Votes and Special Accounts	(220,061)	220,061	(4)	—
88	Recoveries Within the Consolidated Revenue Fund	(1,323,548)	1,323,548	(6)	—
	Internal Recoveries	(1,543,609)	1,543,609		—
89	Recoveries External to the Consolidated Revenue Fund	(1,545,764)	—		(1,545,764)
90	Recoveries External to the Government Reporting Entity	(1,993,551)	—		(1,993,551)
	External Recoveries	(3,539,315)	—		(3,539,315)
	Net Operating Expenses	32,700,000	—		32,700,000

(1)	Recoveries from ministries by the Public Service Agency for employee benefits.
(2)

Recoveries from ministries by Attorney General, Labour and Citizen’s Services, the Public Service Agency and the Office of the Premier for centrally managed services such as legal services and building occupancy charges.

(3)	Recoveries from ministries by Attorney General, for legal services not centrally managed.
(4)	Transfers between special accounts and votes in Community Development, Environment, Forests and Range, Health Services and Public Safety and Solicitor General.
(5)	Recoveries between ministries for other centralized services such as banking charges and Executive and Support Services.
(6)	Recoveries for costs referred to in Notes 1, 2, 3, and 5.

CAPITAL EXPENDITURES BY STANDARD OBJECT ($000)

STOB	Total

Land	—

Land Improvements	12,814

Buildings	37,500

Specialized Equipment	7,245

Office Furniture and Equipment	6,310

Vehicles	18,668

Informations Systems	300,893

Tenant Improvements	19,074

Roads Bridges and Ferries	79,496

Other	—
Net Capital Expenditures	482,000

SPECIAL OFFICES, MINISTRIES AND OTHER APPROPRIATIONS
OPERATING EXPENSES

LEGISLATION

($000)

VOTE 1 Legislation

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Legislation	64,058	15,918	127	11,821	13,192	41,058	—	236	—	983	1,813	2,988	14	470	1,190
Members’ Services	32,348	460	—	7,881	12,135	20,476	—	40	—	75	228	265	—	150	—
Caucus Support Services	5,886	4,577	—	1,096	—	5,673	—	—	—	—	—	867	—	—	—
Office of the Speaker	407	254	—	61	—	315	—	2	—	—	4	55	—	—	1
Clerk of the House	1,050	137	—	188	654	979	—	—	—	2	3	15	—	—	—
Clerk of Committees	654	142	—	106	304	552	—	20	—	7	35	21	—	—	—
Legislative Operations	12,233	2,861	20	681	—	3,562	—	66	—	307	1,387	1,322	14	320	141
Sergeant-at-Arms	4,620	3,263	102	801	99	4,265	—	40	—	207	15	156	—	—	75
Hansard	4,226	2,606	—	621	—	3,227	—	47	—	325	83	176	—	—	494
Legislative Library	2,634	1,618	5	386	—	2,009	—	21	—	60	58	111	—	—	479

Total	64,058	15,918	127	11,821	13,192	41,058	—	236	—	983	1,813	2,988	14	470	1,190

VOTE 1 Legislation

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Legislation	45	—	2,000	3,502	13,241	—	—	—	—	—	—	19,633	19,633	—	(403)	(403)	—	—	—	73,529
Members’ Services	—	—	—	—	758	—	—	—	—	—	—	19,488	19,488	—	—	—	—	—	—	40,722
Caucus Support Services	—	—	—	—	867	—	—	—	—	—	—	—	—	—	—	—	—	—	—	6,540
Office of the Speaker	—	—	—	—	62	—	—	—	—	—	—	40	40	—	—	—	—	—	—	417
Clerk of the House	—	—	—	—	20	—	—	—	—	—	—	96	96	—	—	—	—	—	—	1,095
Clerk of Committees	—	—	—	—	83	—	—	—	—	—	—	1	1	—	—	—	—	—	—	636
Legislative Operations	—	—	2,000	3,338	8,895	—	—	—	—	—	—	8	8	—	(403)	(403)	—	—	—	12,062
Sergeant-at-Arms	45	—	—	100	638	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,903
Hansard	—	—	—	64	1,189	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,416
Legislative Library	—	—	—	—	729	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,738

Total	45	—	2,000	3,502	13,241	—	—	—	—	—	—	19,633	19,633	—	(403)	(403)	—	—	—	73,529

OFFICERS OF THE LEGISLATURE
($000)

VOTE 2 Auditor General

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Auditor General	15,250	9,007	246	2,262	255	11,770	—	600	702	1,126	265	647	—	100	—

Total	15,250	9,007	246	2,262	255	11,770	—	600	702	1,126	265	647	—	100	—

VOTE 3 Conflict of Interest Commissioner

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Conflict of Interest Commissioner	384	105	—	28	195	328	—	26	28	8	5	15	—	1	1

Total	384	105	—	28	195	328	—	26	28	8	5	15	—	1	1

VOTE 4 Elections BC

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Elections BC	19,693	21,033	1,758	1,837	253	24,881	—	136	1,256	1,614	3,671	4,071	221	2,397	59

Total	19,693	21,033	1,758	1,837	253	24,881	—	136	1,256	1,614	3,671	4,071	221	2,397	59

VOTE 5 Information and Privacy Commissioner

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Information and Privacy Commissioner	3,603	2,239	5	517	253	3,014	—	45	260	300	44	86	10	10	13

Total	3,603	2,239	5	517	253	3,014	—	45	260	300	44	86	10	10	13

VOTE 6 Merit Commissioner

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Merit Commissioner	893	399	5	103	136	643	—	25	80	100	20	45	2	5	5

Total	893	399	5	103	136	643	—	25	80	100	20	45	2	5	5

VOTE 2 Auditor General

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Auditor General	—	—	160	103	3,703	63	—	—	63	—	—	—	—	—	—	—	—	—	—	15,536

Total	—	—	160	103	3,703	63	—	—	63	—	—	—	—	—	—	—	—	—	—	15,536

VOTE 3 Conflict of Interest Commissioner

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Conflict of Interest Commissioner	—	—	—	8	92	—	—	—	—	—	—	20	20	—	—	—	—	—	—	440

Total	—	—	—	8	92	—	—	—	—	—	—	20	20	—	—	—	—	—	—	440

VOTE 4 Elections BC

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Elections BC	23	—	596	2,378	16,422	130	—	—	130	—	—	7	7	—	—	—	—	—	—	41,440

Total	23	—	596	2,378	16,422	130	—	—	130	—	—	7	7	—	—	—	—	—	—	41,440

VOTE 5 Information and Privacy Commissioner

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Information and Privacy Commissioner	—	—	45	—	813	—	—	—	—	—	—	—	—	—	(3)	(3)	(1)	(1)	(2)	3,822

Total	—	—	45	—	813	—	—	—	—	—	—	—	—	—	(3)	(3)	(1)	(1)	(2)	3,822

VOTE 6 Merit Commissioner

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Merit Commissioner	—	—	25	—	307	—	—	—	—	—	—	5	5	—	—	—	—	—	—	955

Total	—	—	25	—	307	—	—	—	—	—	—	5	5	—	—	—	—	—	—	955

OFFICERS OF THE LEGISLATURE
($000)

VOTE 7 Ombudsman

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Ombudsman	4,671	3,281	45	855	253	4,434	—	60	415	175	80	205	54	22	25

Total	4,671	3,281	45	855	253	4,434	—	60	415	175	80	205	54	22	25

VOTE 8 Police Complaint Commissioner

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Police Complaint Commissioner	1,853	941	5	254	253	1,453	—	50	123	215	20	73	6	4	5

Total	1,853	941	5	254	253	1,453	—	50	123	215	20	73	6	4	5

VOTE 9 Representative for Children and Youth

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Representative for Children and Youth	6,558	3,513	—	916	253	4,682	—	256	659	310	162	337	20	30	12

Total	6,558	3,513	—	916	253	4,682	—	256	659	310	162	337	20	30	12

VOTE 7 Ombudsman

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Ombudsman	—	—	90	—	1,126	—	—	—	—	—	—	—	—	—	(637)	(637)	—	(150)	(150)	4,773

Total	—	—	90	—	1,126	—	—	—	—	—	—	—	—	—	(637)	(637)	—	(150)	(150)	4,773

VOTE 8 Police Complaint Commissioner

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Police Complaint Commissioner	—	—	25	—	521	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,974

Total	—	—	25	—	521	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,974

VOTE 9 Representative for Children and Youth

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Representative for Children and Youth	34	—	49	357	2,226	116	—	—	116	—	—	3	3	—	—	—	—	—	—	7,027

Total	34	—	49	357	2,226	116	—	—	116	—	—	3	3	—	—	—	—	—	—	7,027

OFFICE OF THE PREMIER
($000)

VOTE 10 Office of the Premier

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Intergovernmental Relations Secretariat	3,541	1,987	1	484	—	2,472	—	109	307	30	27	400	—	—	—
Deputy Ministers’ Policy Secretariat	2,709	1,026	—	246	—	1,272	—	25	566	40	27	66	—	—	5
Executive and Support Services	7,863	3,887	10	999	127	5,023	—	288	973	111	81	362	—	—	—
Premier’s Office	3,810	2,158	5	561	127	2,851	—	141	288	10	50	119	—	—	—
Executive Operations	4,053	1,729	5	438	—	2,172	—	147	685	101	31	243	—	—	—

Total	14,113	6,900	11	1,729	127	8,767	—	422	1,846	181	135	828	—	—	5

VOTE 10 Office of the Premier

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Intergovernmental Relations Secretariat	4	—	6	—	883	422	—	—	422	—	—	140	140	—	(316)	(316)	—	(700)	(700)	2,901
Deputy Ministers’ Policy Secretariat	—	—	28	—	757	—	—	—	—	—	—	32	32	—	(1)	(1)	—	—	—	2,060
Executive and Support Services	13	—	19	—	1,847	1	—	—	1	—	—	249	249	—	(1)	(1)	—	—	—	7,119
Premier’s Office	1	—	7	—	616	—	—	—	—	—	—	132	132	—	—	—	—	—	—	3,599
Executive Operations	12	—	12	—	1,231	1	—	—	1	—	—	117	117	—	(1)	(1)	—	—	—	3,520

Total	17	—	53	—	3,487	423	—	—	423	—	—	421	421	—	(318)	(318)	—	(700)	(700)	12,080

MINISTRY OF ABORIGINAL RELATIONS AND RECONCILIATION

($000)

VOTE 11 Ministry Operations

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Negotiations	41,608	8,041	—	1,930	—	9,971	—	944	2,643	175	—	313	—	—	—
Aboriginal Relations	8,091	2,522	—	605	—	3,127	—	200	—	30	—	665	—	—	—
Executive and Support Services	8,326	2,372	—	588	51	3,011	40	138	2,907	30	436	418	—	6	8
Minister’s Office	594	313	—	93	51	457	—	85	—	—	8	14	—	—	—
Corporate Services	7,732	2,059	—	495	—	2,554	40	53	2,907	30	428	404	—	6	8

Total	58,025	12,935	—	3,123	51	16,109	40	1,282	5,550	235	436	1,396	—	6	8

Special Account(s)

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
First Citizens Fund	4,200	—	—	—	—	—	45	—	—	25	—	4	—	—	—

Total	4,200	—	—	—	—	—	45	—	—	25	—	4	—	—	—

VOTE 11 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Negotiations	—	—	—	—	4,075	1,784	15,439	1,220	18,443	—	—	713	713	—	(2)	(2)	—	(458)	(458)	32,742
Aboriginal Relations	—	—	—	—	895	582	—	2,266	2,848	—	—	—	—	—	(1)	(1)	—	(1)	(1)	6,868
Executive and Support Services	—	—	150	—	4,133	—	—	—	—	—	—	153	153	—	(1)	(1)	—	(1)	(1)	7,295
Minister’s Office	—	—	—	—	107	—	—	—	—	—	—	30	30	—	—	—	—	—	—	594
Corporate Services	—	—	150	—	4,026	—	—	—	—	—	—	123	123	—	(1)	(1)	—	(1)	(1)	6,701

Total	—	—	150	—	9,103	2,366	15,439	3,486	21,291	—	—	866	866	—	(4)	(4)	—	(460)	(460)	46,905

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
First Citizens Fund	—	—	—	—	74	1,000	—	3,026	4,026	—	—	—	—	—	—	—	—	—	—	4,100

Total	—	—	—	—	74	1,000	—	3,026	4,026	—	—	—	—	—	—	—	—	—	—	4,100

MINISTRY OF ADVANCED EDUCATION AND LABOUR MARKET DEVELOPMENT

($000)

VOTE 12 Ministry Operations

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Educational Institutions and Organizations	1,793,691	—	—	—	—	—	—	—	—	—	—	—	—	—	—
StudentAid BC	116,009	4,661	—	1,119	—	5,780	—	33	—	95	12	89	—	—	—
Labour Market and Immigration	119,570	8,322	14	1,998	—	10,334	—	274	541	819	662	624	—	—	—
Public Sector Employers’ Council Secretariat	16,509	1,373	6	330	—	1,709	—	43	345	95	18	49	—	—	—
Public Sector Employers’ Council Secretariat	2,236	1,373	6	330	—	1,709	—	43	345	95	18	49	—	—	—
Employer Association	14,273	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	17,698	8,950	—	2,164	51	11,165	90	384	2,023	688	1,366	302	—	19	—
Minister’s Office	536	270	—	82	51	403	—	79	—	—	10	12	—	—	—
Corporate Services	17,162	8,680	—	2,082	—	10,762	90	305	2,023	688	1,356	290	—	19	—

Total	2,063,477	23,306	20	5,611	51	28,988	90	734	2,909	1,697	2,058	1,064	—	19	—

VOTE 13 BC Public Service Agency

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Business Performance	30	900	—	216	—	1,116	—	7	153	133	2	29	—	—	—
Client Services	3,341	12,608	186	3,023	—	15,817	—	77	2,868	—	48	121	—	—	—
Talent Management	5,965	6,085	—	1,459	—	7,544	—	30	604	4,883	15	659	—	—	—
Employee Relations	486	2,654	16	636	—	3,306	—	35	507	1	9	88	—	1	—
Benefits	1	3,826	24	439,609	—	443,459	—	104	1,441	1,590	50	229	—	10	—
Pension Contributions and Retirement Benefits	256,114	—	—	276,658	—	276,658	—	—	—	—	—	—	—	—	—
Employee Health Benefits	127,155	—	—	155,246	—	155,246	—	—	—	388	—	—	—	—	—
Other Benefits	22,104	971	—	7,019	—	7,990	—	16	869	478	6	86	—	—	—
Benefits Administration	6,325	2,855	24	686	—	3,565	—	88	572	724	44	143	—	10	—
Recoveries	(411,697)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services (Agency)	1,713	2,583	7	622	—	3,212	—	5	638	—	2	156	—	—	—
Deputy Minister’s Office	1,330	455	7	109	—	571	—	4	131	—	2	25	—	—	—
Corporate Services	383	2,128	—	513	—	2,641	—	1	507	—	—	131	—	—	—

Total	11,536	28,656	233	445,565	—	474,454	—	258	6,211	6,607	126	1,282	—	11	—

VOTE 12 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Educational Institutions and Organizations	—	—	—	—	—	—	1,941,403	—	1,941,403	—	—	—	—	—	(17,000)	(17,000)	—	(1)	(1)	1,924,402
StudentAid BC	—	—	—	—	229	78,909	21,552	—	100,461	—	—	10,035	10,035	—	—	—	(1)	(1)	(2)	116,503
Labour Market and Immigration	10	—	463	716	4,109	104,938	—	52,385	157,323	—	—	—	—	—	(1)	(1)	(1)	(49,389)	(49,390)	122,375
Public Sector Employers’ Council Secretariat	—	—	7	—	557	—	14,684	—	14,684	—	—	10	10	—	—	—	—	(70)	(70)	16,890
Public Sector Employers’ Council Secretariat	—	—	7	—	557	—	—	—	—	—	—	10	10	—	—	—	—	(70)	(70)	2,206
Employer Association	—	—	—	—	—	—	14,684	—	14,684	—	—	—	—	—	—	—	—	—	—	14,684
Executive and Support Services	—	—	654	—	5,526	397	—	—	397	—	—	139	139	—	(1)	(1)	(103)	(413)	(516)	16,710
Minister’s Office	—	—	—	—	101	—	—	—	—	—	—	38	38	—	—	—	—	—	—	542
Corporate Services	—	—	654	—	5,425	397	—	—	397	—	—	101	101	—	(1)	(1)	(103)	(413)	(516)	16,168

Total	10	—	1,124	716	10,421	184,244	1,977,639	52,385	2,214,268	—	—	10,184	10,184	—	(17,002)	(17,002)	(105)	(49,874)	(49,979)	2,196,880

VOTE 13 BC Public Service Agency

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Business Performance	—	—	689	—	1,013	—	—	—	—	—	—	4	4	—	(1,667)	(1,667)	(1)	(1)	(2)	464
Client Services	—	—	17	—	3,131	—	—	—	—	—	—	20	20	—	(11,036)	(11,036)	(588)	(155)	(743)	7,189
Talent Management	—	—	1	—	6,192	—	—	—	—	—	—	57,894	57,894	—	(18,903)	(18,903)	(10)	(5)	(15)	52,712
Employee Relations	—	—	4	—	645	—	—	—	—	—	—	119	119	—	(2,370)	(2,370)	(5)	(1)	(6)	1,694
Benefits	—	—	—	—	3,424	—	—	—	—	—	—	14,794	14,794	—	(436,922)	(436,922)	(80)	(24,674)	(24,754)	1
Pension Contributions and Retirement Benefits	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(150)	(150)	276,508
Employee Health Benefits	—	—	—	—	388	—	—	—	—	—	—	—	—	—	—	—	—	(24,445)	(24,445)	131,189
Other Benefits	—	—	—	—	1,455	—	—	—	—	—	—	12,762	12,762	—	—	—	—	—	—	22,207
Benefits Administration	—	—	—	—	1,581	—	—	—	—	—	—	2,032	2,032	—	(249)	(249)	(80)	(79)	(159)	6,770
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(436,673)	(436,673)	—	—	—	(436,673)
Executive and Support Services (Agency)	—	—	734	—	1,535	—	—	—	—	—	—	—	—	—	(3,214)	(3,214)	(1)	(1)	(2)	1,531
Deputy Minister’s Office	—	—	2	—	164	—	—	—	—	—	—	—	—	—	—	—	—	—	—	735
Corporate Services	—	—	732	—	1,371	—	—	—	—	—	—	—	—	—	(3,214)	(3,214)	(1)	(1)	(2)	796

Total	—	—	1,445	—	15,940	—	—	—	—	—	—	72,831	72,831	—	(474,112)	(474,112)	(685)	(24,837)	(25,522)	63,591

MINISTRY OF AGRICULTURE AND LANDS
($000)

VOTE 14 Ministry Operations

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Agriculture Operations	17,772	7,352	88	1,764	—	9,204	—	265	4,050	641	131	159	—	15	589
Food Safety, Plant, Animal and Fish Health	10,080	4,326	21	1,038	—	5,385	—	134	3,017	67	82	88	—	—	589
Sustainable Agriculture Management	7,692	3,026	67	726	—	3,819	—	131	1,033	574	49	71	—	15	—
Strategic Industry Development	52,005	10,482	83	2,515	—	13,080	—	912	3,612	1,390	137	320	—	15	32
Sustainable Aquaculture Management	4,251	2,254	2	541	—	2,797	—	66	889	22	27	43	—	—	11
Business Risk Management	39,330	4,297	22	1,031	—	5,350	—	721	1,254	1,227	61	202	—	—	12
Strategic Policy, Investment and Innovation	8,424	3,931	59	943	—	4,933	—	125	1,469	141	49	75	—	15	9
Crown Land Administration	34,516	3,995	30	960	—	4,985	—	207	1,798	5,002	107	182	—	—	18
Crown Land Policy	3,992	2,786	30	669	—	3,485	—	72	903	72	37	99	—	—	—
Crown Land Sales and Tenure Management	1,361	457	—	110	—	567	—	33	383	1	42	50	—	—	—
Land Restoration Programs	29,163	752	—	181	—	933	—	102	512	4,929	28	33	—	—	18
BC Farm Industry Review Board	1,353	471	—	113	—	584	282	33	187	90	11	34	—	—	—
Executive and Support Services	8,879	533	—	153	51	737	—	126	543	3	44	30	—	—	5
Minister’s Office	559	234	—	74	51	359	—	96	—	—	27	14	—	—	5
Corporate Services	8,320	299	—	79	—	378	—	30	543	3	17	16	—	—	—

Total	114,525	22,833	201	5,505	51	28,590	282	1,543	10,190	7,126	430	725	—	30	644

VOTE 15 Agricultural Land Commission

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Agricultural Land Commission	2,435	1,290	—	310	—	1,600	261	41	165	71	27	15	—	9	1

Total	2,435	1,290	—	310	—	1,600	261	41	165	71	27	15	—	9	1

VOTE 16 Integrated Land Management Bureau

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Integrated Land Management Bureau	75,812	34,748	62	8,346	—	43,156	—	1,395	12,194	5,155	2,542	2,222	—	—	90
Regional Operations	35,380	19,858	29	4,766	—	24,653	—	808	7,174	586	81	1,256	—	—	—
First Nations Initiatives	8,743	4,258	11	1,022	—	5,291	—	368	1,433	428	50	207	—	—	—
GeoBC	23,954	9,634	22	2,312	—	11,968	—	200	3,457	4,141	2,405	743	—	—	90
Bureau Management	7,735	998	—	246	—	1,244	—	19	130	—	6	16	—	—	—

Total	75,812	34,748	62	8,346	—	43,156	—	1,395	12,194	5,155	2,542	2,222	—	—	90

VOTE 14 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Agriculture Operations	230	—	962	120	7,162	288	—	5,500	5,788	—	—	364	364	—	(310)	(310)	—	(6,253)	(6,253)	15,955
Food Safety, Plant, Animal and Fish Health	55	—	175	63	4,270	288	—	—	288	—	—	261	261	—	(303)	(303)	—	(125)	(125)	9,776
Sustainable Agriculture Management	175	—	787	57	2,892	—	—	5,500	5,500	—	—	103	103	—	(7)	(7)	—	(6,128)	(6,128)	6,179
Strategic Industry Development	77	—	690	147	7,332	32,701	—	—	32,701	7,000	—	9,715	16,715	—	(16)	(16)	—	(20,804)	(20,804)	49,008
Sustainable Aquaculture Management	55	—	148	35	1,296	—	—	—	—	—	—	55	55	—	(4)	(4)	—	(1)	(1)	4,143
Business Risk Management	22	—	165	49	3,713	24,071	—	—	24,071	7,000	—	7,571	14,571	—	(5)	(5)	—	(12,503)	(12,503)	35,197
Strategic Policy, Investment and Innovation	—	—	377	63	2,323	8,630	—	—	8,630	—	—	2,089	2,089	—	(7)	(7)	—	(8,300)	(8,300)	9,668
Crown Land Administration	18	—	408	141	7,881	—	—	1,800	1,800	—	—	58	58	—	(310)	(310)	—	(2)	(2)	14,412
Crown Land Policy	—	—	112	37	1,332	—	—	—	—	—	—	43	43	—	(301)	(301)	—	—	—	4,559
Crown Land Sales and Tenure Management	—	—	270	96	875	—	—	—	—	—	—	1	1	—	(8)	(8)	—	(1)	(1)	1,434
Land Restoration Programs	18	—	26	8	5,674	—	—	1,800	1,800	—	—	14	14	—	(1)	(1)	—	(1)	(1)	8,419
BC Farm Industry Review Board	—	—	23	7	667	—	—	—	—	—	—	13	13	—	(3)	(3)	—	(3)	(3)	1,258
Executive and Support Services	13	—	26	9	799	—	—	—	—	—	—	6,851	6,851	—	(1)	(1)	—	(1)	(1)	8,385
Minister’s Office	13	—	—	—	155	—	—	—	—	—	—	17	17	—	—	—	—	—	—	531
Corporate Services	—	—	26	9	644	—	—	—	—	—	—	6,834	6,834	—	(1)	(1)	—	(1)	(1)	7,854

Total	338	—	2,109	424	23,841	32,989	—	7,300	40,289	7,000	—	17,001	24,001	—	(640)	(640)	—	(27,063)	(27,063)	89,018

VOTE 15 Agricultural Land Commission

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Agricultural Land Commission	18	—	4	—	612	—	—	—	—	—	—	67	67	—	(1)	(1)	—	(2)	(2)	2,276

Total	18	—	4	—	612	—	—	—	—	—	—	67	67	—	(1)	(1)	—	(2)	(2)	2,276

VOTE 16 Integrated Land Management Bureau

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Integrated Land Management Bureau	11	—	4,642	413	28,664	794	—	—	794	—	—	8,668	8,668	—	(7,527)	(7,527)	(15)	(4,359)	(4,374)	69,381
Regional Operations	—	—	941	207	11,053	—	—	—	—	—	—	878	878	—	(3,874)	(3,874)	—	(34)	(34)	32,676
First Nations Initiatives	—	—	200	51	2,737	—	—	—	—	—	—	636	636	—	(5)	(5)	—	(1)	(1)	8,658
GeoBC	4	—	3,483	150	14,673	—	—	—	—	—	—	1,693	1,693	—	(3,647)	(3,647)	(15)	(4,323)	(4,338)	20,349
Bureau Management	7	—	18	5	201	794	—	—	794	—	—	5,461	5,461	—	(1)	(1)	—	(1)	(1)	7,698

Total	11	—	4,642	413	28,664	794	—	—	794	—	—	8,668	8,668	—	(7,527)	(7,527)	(15)	(4,359)	(4,374)	69,381

MINISTRY OF AGRICULTURE AND LANDS
($000)

Special Account(s)

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Land	84,720	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Production Insurance	18,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	103,220	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Crown Land	—	—	—	—	—	126,070	—	—	126,070	—	—	20	20	—	—	—	—	—	—	126,090
Production Insurance	—	—	—	—	—	—	—	—	—	—	—	18,501	18,501	—	—	—	—	(1)	(1)	18,500

Total	—	—	—	—	—	126,070	—	—	126,070	—	—	18,521	18,521	—	—	—	—	(1)	(1)	144,590

MINISTRY OF ATTORNEY GENERAL
($000)

VOTE 17 Ministry Operations

Description	Total 2008/ 09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Justice Transformation	8,771	4,068	9	990	—	5,067	—	193	1,369	817	188	172	—	—	—
Justice Reform	4,392	2,661	7	652	—	3,320	—	168	664	742	78	90	—	—	—
Community Court	4,379	1,407	2	338	—	1,747	—	25	705	75	110	82	—	—	—
Justice Services	101,330	11,714	80	2,811	—	14,605	—	346	2,361	956	133	448	—	—	1
Prosecution Services	108,049	74,040	516	17,767	—	92,323	2,003	1,132	8,073	3,341	152	1,916	—	—	458
Court Services	145,719	69,354	882	16,896	—	87,132	1,688	1,540	41,062	3,173	1,958	3,366	—	—	1,041
Legal Services	18,334	36,990	235	8,927	—	46,152	20	905	5,468	28,242	481	2,275	—	139	—
Multiculturalism and Inclusive Communities	675	269	—	65	—	334	35	10	47	143	2	28	—	—	—
Executive and Support Services	59,487	16,176	185	3,897	51	20,309	889	462	23,875	675	2,070	4,778	—	18	3
Minister’s Office	763	382	—	109	51	542	—	73	58	—	18	31	—	—	1
Corporate Services	42,849	13,087	181	3,140	—	16,408	—	268	23,143	360	2,007	4,598	—	13	2
Agencies, Boards and Commissions	15,875	2,707	4	648	—	3,359	889	121	674	315	45	149	—	5	—

Total	442,365	212,611	1,907	51,353	51	265,922	4,635	4,588	82,255	37,347	4,984	12,983	—	157	1,503

VOTE 18 Judiciary

Description	Total 2008/ 09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Judiciary	68,135	49,232	95	11,815	—	61,142	1,435	1,464	788	228	1,181	1,596	—	4	92
Superior Courts	15,001	9,987	65	2,397	—	12,449	—	176	204	71	974	691	—	1	18
Provincial Courts	53,134	39,245	30	9,418	—	48,693	1,435	1,288	584	157	207	905	—	3	74

Total	68,135	49,232	95	11,815	—	61,142	1,435	1,464	788	228	1,181	1,596	—	4	92

VOTE 19 Crown Proceeding Act

Description	Total 2008/ 09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Crown Proceeding Act	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 17 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Justice Transformation	—	—	1,209	25	3,973	1,009	—	—	1,009	—	—	—	—	—	(432)	(432)	—	—	—	9,617
Justice Reform	—	—	—	25	1,767	659	—	—	659	—	—	—	—	—	(432)	(432)	—	—	—	5,314
Community Court	—	—	1,209	—	2,206	350	—	—	350	—	—	—	—	—	—	—	—	—	—	4,303
Justice Services	70	—	513	—	4,828	67,652	—	18,900	86,552	—	—	46	46	—	(1,200)	(1,200)	(10)	(1,942)	(1,952)	102,879
Prosecution Services	98	—	947	—	18,120	—	—	—	—	—	—	902	902	—	(1,720)	(1,720)	—	—	—	109,625
Court Services	1,474	—	4,960	396	60,658	—	—	—	—	—	—	866	866	—	—	—	—	(2,852)	(2,852)	145,804
Legal Services	—	—	93	—	37,623	—	—	—	—	—	—	372	372	—	(65,891)	(65,891)	(290)	(10)	(300)	17,956
Multiculturalism and Inclusive Communities	—	—	—	—	265	—	—	492	492	—	—	—	—	—	—	—	—	(424)	(424)	667
Executive and Support Services	—	—	838	4	33,612	115	—	1,850	1,965	10,945	—	57	11,002	—	(685)	(685)	—	(355)	(355)	65,848
Minister’s Office	—	—	5	—	186	—	—	—	—	—	—	35	35	—	—	—	—	—	—	763
Corporate Services	—	—	782	4	31,177	115	—	1,850	1,965	—	—	22	22	—	(685)	(685)	—	(48)	(48)	48,839
Agencies, Boards and Commissions	—	—	51	—	2,249	—	—	—	—	10,945	—	—	10,945	—	—	—	—	(307)	(307)	16,246

Total	1,642	—	8,560	425	159,079	68,776	—	21,242	90,018	10,945	—	2,243	13,188	—	(69,928)	(69,928)	(300)	(5,583)	(5,883)	452,396

VOTE 18 Judiciary

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Judiciary	71	—	1,069	—	7,928	8	—	177	185	—	—	27	27	—	—	—	—	—	—	69,282
Superior Courts	5	—	820	—	2,960	—	—	—	—	—	—	18	18	—	—	—	—	—	—	15,427
Provincial Courts	66	—	249	—	4,968	8	—	177	185	—	—	9	9	—	—	—	—	—	—	53,855

Total	71	—	1,069	—	7,928	8	—	177	185	—	—	27	27	—	—	—	—	—	—	69,282

VOTE 19 Crown Proceeding Act

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

Total	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

MINISTRY OF ATTORNEY GENERAL
($000)

VOTE 20 British Columbia Utilities Commission

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
British Columbia Utilities Commission	1	2,421	131	627	—	3,179	358	81	494	1,498	21	323	—	25	—

Total	1	2,421	131	627	—	3,179	358	81	494	1,498	21	323	—	25	—

Special Account(s)

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Public Guardian and Trustee of British Columbia	20,999	14,511	159	3,482	—	18,152	—	171	1,517	1,827	898	656	—	15	20

Total	20,999	14,511	159	3,482	—	18,152	—	171	1,517	1,827	898	656	—	15	20

VOTE 20 British Columbia Utilities Commission

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
British Columbia Utilities Commission	—	—	1	—	2,801	175	—	—	175	—	—	1	1	—	—	—	—	(6,155)	(6,155)	1

Total	—	—	1	—	2,801	175	—	—	175	—	—	1	1	—	—	—	—	(6,155)	(6,155)	1

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Public Guardian and Trustee of British Columbia	—	—	697	—	5,801	1	—	—	1	—	—	361	361	—	—	—	—	(3,155)	(3,155)	21,160

Total	—	—	697	—	5,801	1	—	—	1	—	—	361	361	—	—	—	—	(3,155)	(3,155)	21,160

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 21 Ministry Operations

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Child and Family Development	796,266	186,352	3,290	45,558	—	235,200	—	5,248	66,450	2,467	4,358	6,097	—	60	717
ECD, Child Care and Supports to Children with Special Needs	505,980	22,779	426	5,469	—	28,674	25	541	3,296	689	1,857	1,440	—	—	—
Provincial Services	64,516	34,137	1,383	8,193	—	43,713	—	422	8,899	78	259	258	—	—	1,313
Executive and Support Services	22,166	10,101	290	2,444	86	12,921	—	401	4,040	93	77	1,090	—	—	—
Ministers’ Offices	915	420	—	121	86	627	—	141	—	—	26	19	—	—	—
Corporate Services	21,251	9,681	290	2,323	—	12,294	—	260	4,040	93	51	1,071	—	—	—

Total	1,388,928	253,369	5,389	61,664	86	320,508	25	6,612	82,685	3,327	6,551	8,885	—	60	2,030

VOTE 21 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Child and Family Development	1,062	—	6,927	330	93,716	2,507	46,958	487,128	536,593	—	—	2,164	2,164	—	(1,197)	(1,197)	—	(68,391)	(68,391)	798,085
ECD, Child Care and Supports to Children with Special Needs	923	—	947	17	9,735	1,568	218,472	263,557	483,597	—	—	152	152	—	—	—	—	(1)	(1)	522,157
Provincial Services	183	—	843	153	12,408	—	300	11,937	12,237	—	—	83	83	—	(868)	(868)	—	(3,702)	(3,702)	63,871
Executive and Support Services	15	—	453	26	6,195	—	—	—	—	—	—	146	146	—	—	—	—	(662)	(662)	18,600
Ministers’ Offices	15	—	—	—	201	—	—	—	—	—	—	73	73	—	—	—	—	—	—	901
Corporate Services	—	—	453	26	5,994	—	—	—	—	—	—	73	73	—	—	—	—	(662)	(662)	17,699

Total	2,183	—	9,170	526	122,054	4,075	265,730	762,622	1,032,427	—	—	2,545	2,545	—	(2,065)	(2,065)	—	(72,756)	(72,756)	1,402,713

MINISTRY OF COMMUNITY DEVELOPMENT
($000)

VOTE 22 Ministry Operations

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Local Government	214,033	5,886	35	1,404	—	7,325	4	163	1,937	481	156	123	—	2	3,387
Local Government Services and Transfers	208,642	4,881	25	1,165	—	6,071	4	162	1,587	259	146	107	—	2	—
University Endowment Lands	5,391	1,005	10	239	—	1,254	—	1	350	222	10	16	—	—	3,387
RuralBC Secretariat	6,394	1,653	8	388	—	2,049	—	93	161	245	22	46	—	—	—
Pine Beetle Epidemic Response Division	173	310	—	75	—	385	—	79	75	—	—	—	—	—	—
Property Assessment	660	1,380	1	330	—	1,711	912	72	149	115	284	242	—	16	—
Assessment Services	1	938	1	225	—	1,164	912	63	149	95	275	233	—	16	—
Assessment Policy and Support	659	442	—	105	—	547	—	9	—	20	9	9	—	—	—
Executive and Support Services	9,559	4,246	59	1,036	51	5,392	—	174	2,577	142	248	280	—	—	1
Minister’s Office	576	260	—	91	51	402	—	120	—	—	29	9	—	—	—
Corporate Services	8,983	3,986	59	945	—	4,990	—	54	2,577	142	219	271	—	—	1

Total	230,819	13,475	103	3,233	51	16,862	916	581	4,899	983	710	691	—	18	3,388

Special Account(s)

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Northern Development Fund	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
University Endowment Lands Administration Account	6,442	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	6,942	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 22 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Local Government	315	—	151	—	6,719	88,233	660	87,533	176,426	—	—	—	—	(6,442)	(1)	(6,443)	—	(40,000)	(40,000)	144,027
Local Government Services and Transfers	—	—	151	—	2,418	88,233	660	81,063	169,956	—	—	—	—	—	(1)	(1)	—	(40,000)	(40,000)	138,444
University Endowment Lands	315	—	—	—	4,301	—	—	6,470	6,470	—	—	—	—	(6,442)	—	(6,442)	—	—	—	5,583
RuralBC Secretariat	—	—	5	—	572	30,900	—	2,758	33,658	—	—	—	—	—	—	—	—	—	—	36,279
Pine Beetle Epidemic Response Division	—	—	—	—	154	—	—	—	—	—	—	—	—	—	—	—	—	—	—	539
Property Assessment	—	—	6	—	1,796	—	—	—	—	—	—	—	—	—	—	—	(2,810)	(102)	(2,912)	595
Assessment Services	—	—	6	—	1,749	—	—	—	—	—	—	—	—	—	—	—	(2,810)	(102)	(2,912)	1
Assessment Policy and Support	—	—	—	—	47	—	—	—	—	—	—	—	—	—	—	—	—	—	—	594
Executive and Support Services	11	—	138	30	3,601	—	—	—	—	—	—	137	137	—	(1)	(1)	(1)	—	(1)	9,128
Minister’s Office	7	—	—	—	165	—	—	—	—	—	—	19	19	—	—	—	—	—	—	586
Corporate Services	4	—	138	30	3,436	—	—	—	—	—	—	118	118	—	(1)	(1)	(1)	—	(1)	8,542

Total	326	—	300	30	12,842	119,133	660	90,291	210,084	—	—	137	137	(6,442)	(2)	(6,444)	(2,811)	(40,102)	(42,913)	190,568

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Northern Development Fund	—	—	—	—	—	500	—	—	500	—	—	—	—	—	—	—	—	—	—	500
University Endowment Lands Administration Account	—	—	—	—	—	—	—	—	—	6,442	—	—	6,442	—	—	—	—	—	—	6,442

Total	—	—	—	—	—	500	—	—	500	6,442	—	—	6,442	—	—	—	—	—	—	6,942

MINISTRY OF EDUCATION
($000)

VOTE 23 Ministry Operations

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Education Programs	5,021,215	—	—	—	—	—	—	—	19,300	—	—	—	—	—	—
Public Libraries	15,675	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	79,627	22,113	—	5,334	51	27,498	185	917	10,073	11,543	6,697	2,478	—	537	17
Minister’s Office	537	253	—	76	51	380	—	66	—	—	16	6	—	—	2
Corporate Services	20,664	5,053	—	1,206	—	6,259	—	22	9,639	139	1,329	555	—	9	15
K-12 Education Services	58,426	16,807	—	4,052	—	20,859	185	829	434	11,404	5,352	1,917	—	528	—

Total	5,116,517	22,113	—	5,334	51	27,498	185	917	29,373	11,543	6,697	2,478	—	537	17

Special Account(s)

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Children’s Education Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 23 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Education Programs	—	—	—	—	19,300	500	5,092,770	16	5,093,286	—	—	—	—	—	—	—	(2,904)	(15,264)	(18,168)	5,094,418
Public Libraries	—	—	—	—	—	15,675	—	—	15,675	—	—	—	—	—	—	—	—	—	—	15,675
Executive and Support Services	—	—	5,835	395	38,677	522	337	1,740	2,599	—	—	414	414	—	(1)	(1)	—	(740)	(740)	68,447
Minister’s Office	—	—	6	—	96	—	—	—	—	—	—	—	—	—	—	—	—	—	—	476
Corporate Services	—	—	167	395	12,270	—	—	—	—	—	—	275	275	—	(1)	(1)	—	(6)	(6)	18,797
K-12 Education Services	—	—	5,662	—	26,311	522	337	1,740	2,599	—	—	139	139	—	—	—	—	(734)	(734)	49,174

Total	—	—	5,835	395	57,977	16,697	5,093,107	1,756	5,111,560	—	—	414	414	—	(1)	(1)	(2,904)	(16,004)	(18,908)	5,178,540

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Children’s Education Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ENERGY, MINES AND PETROLEUM RESOURCES
($000)

VOTE 24 Ministry Operations

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Oil and Gas	12,450	4,656	50	1,118	—	5,824	—	486	840	1,067	228	260	—	—	107
Titles	5,340	2,836	—	681	—	3,517	—	70	235	12	267	42	—	2	4
Mining and Minerals	14,037	7,380	—	1,771	—	9,151	—	567	759	501	136	190	—	—	64
Electricity and Alternative Energy	26,486	2,649	—	635	—	3,284	—	105	243	214	32	130	—	—	—
Marketing, Aboriginal and Community Relations	5,641	3,200	—	768	—	3,968	73	319	424	144	21	267	—	9	—
Executive and Support Services	6,758	1,359	—	356	86	1,801	—	215	3,046	95	38	709	—	—	12
Ministers’ Office	964	432	—	134	86	652	—	156	—	—	18	38	—	—	12
Corporate Services	5,794	927	—	222	—	1,149	—	59	3,046	95	20	671	—	—	—

Total	70,712	22,080	50	5,329	86	27,545	73	1,762	5,547	2,033	722	1,598	—	11	187

VOTE 25 Contracts and Funding Arrangements

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Contracts and Funding Arrangements	2,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	2,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 24 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Oil and Gas	137	—	2,491	—	5,616	258	—	369	627	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	12,064
Titles	—	—	493	—	1,125	—	—	—	—	—	—	200	200	—	(1)	(1)	(1)	(1)	(2)	4,839
Mining and Minerals	301	—	239	—	2,757	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	11,905
Electricity and Alternative Energy	—	—	1	—	725	23,267	—	3,725	26,992	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	30,998
Marketing, Aboriginal and Community Relations	5	—	25	—	1,287	115	—	—	115	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	5,367
Executive and Support Services	—	—	20	35	4,170	—	—	5	5	—	—	5	5	—	(2)	(2)	(2)	(2)	(4)	5,975
Ministers’ Office	—	—	—	—	224	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	873
Corporate Services	—	—	20	35	3,946	—	—	5	5	—	—	5	5	—	(1)	(1)	(1)	(1)	(2)	5,102

Total	443	—	3,269	35	15,680	23,640	—	4,099	27,739	—	—	205	205	—	(7)	(7)	(7)	(7)	(14)	71,148

VOTE 25 Contracts and Funding Arrangements

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Contracts and Funding Arrangements	—	—	—	—	—	1,875	—	—	1,875	—	—	—	—	—	—	—	—	—	—	1,875

Total	—	—	—	—	—	1,875	—	—	1,875	—	—	—	—	—	—	—	—	—	—	1,875

MINISTRY OF ENVIRONMENT

($000)

VOTE 26 Ministry Operations

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Stewardship	40,610	22,341	59	5,445	—	27,845	—	833	4,446	12,010	45	849	—	22	1,537
Parks and Protected Areas	38,203	12,070	9	2,964	—	15,043	—	570	3,137	866	23	430	—	14	7,449
Water Stewardship	63,878	9,217	35	2,257	—	11,509	—	325	2,019	4,232	37	189	—	—	—
Water Stewardship	17,878	9,217	35	2,257	—	11,509	—	325	2,019	4,232	37	189	—	—	—
Water Rental Remissions	46,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Environmental Protection	13,075	18,263	12	4,482	—	22,757	—	853	3,942	4,016	445	289	—	—	583
Compliance	20,266	9,479	103	2,435	—	12,017	—	694	2,221	519	126	522	—	—	567
Executive and Support Services	31,603	20,712	58	4,992	51	25,813	—	343	9,175	1,063	1,535	810	—	—	55
Minister’s Office	551	291	—	87	51	429	—	35	9	—	5	11	—	—	—
Corporate Services	31,052	20,421	58	4,905	—	25,384	—	308	9,166	1,063	1,530	799	—	—	55

Total	207,635	92,082	276	22,575	51	114,984	—	3,618	24,940	22,706	2,211	3,089	—	36	10,191

VOTE 27 Climate Action Secretariat

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Climate Action Secretariat	15,458	2,170	—	521	—	2,691	225	279	399	8,170	44	483	1,000	—	—

Total	15,458	2,170	—	521	—	2,691	225	279	399	8,170	44	483	1,000	—	—

VOTE 28 Environmental Assessment Office

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Assessment Office	10,515	4,611	35	1,114	—	5,760	—	462	916	274	39	378	—	7	1

Total	10,515	4,611	35	1,114	—	5,760	—	462	916	274	39	378	—	7	1

Special Account(s)

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Park Enhancement Fund	400	—	—	—	—	—	—	—	—	400	—	—	—	—	—
Sustainable Environment Fund	29,305	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	29,705	—	—	—	—	—	—	—	—	400	—	—	—	—	—

VOTE 26 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Environmental Stewardship	1,452	—	674	328	22,196	215	—	28	243	—	—	135	135	—	(3,179)	(3,179)	(1)	(12,983)	(12,984)	34,256
Parks and Protected Areas	996	—	7,091	227	20,803	50	—	—	50	—	—	91	91	—	(1)	(1)	(1)	(274)	(275)	35,711
Water Stewardship	138	—	123	145	7,208	75	—	916	991	—	—	40,281	40,281	—	(200)	(200)	(1)	(1,500)	(1,501)	58,288
Water Stewardship	138	—	123	145	7,208	75	—	916	991	—	—	547	547	—	(200)	(200)	(1)	(1,500)	(1,501)	18,554
Water Rental Remissions	—	—	—	—	—	—	—	—	—	—	—	39,734	39,734	—	—	—	—	—	—	39,734
Environmental Protection	277	—	1,312	283	12,000	1,905	—	1,412	3,317	—	—	59	59	(29,305)	(1)	(29,306)	(1)	(567)	(568)	8,259
Compliance	661	—	1,000	161	6,471	7	—	—	7	—	—	156	156	—	(1)	(1)	(1)	(60)	(61)	18,589
Executive and Support Services	24	—	1,214	400	14,619	97	—	—	97	—	—	439	439	—	(10,672)	(10,672)	(40)	(117)	(157)	30,139
Minister’s Office	—	—	1	—	61	—	—	—	—	—	—	20	20	—	—	—	—	—	—	510
Corporate Services	24	—	1,213	400	14,558	97	—	—	97	—	—	419	419	—	(10,672)	(10,672)	(40)	(117)	(157)	29,629

Total	3,548	—	11,414	1,544	83,297	2,349	—	2,356	4,705	—	—	41,161	41,161	(29,305)	(14,054)	(43,359)	(45)	(15,501)	(15,546)	185,242

VOTE 27 Climate Action Secretariat

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Climate Action Secretariat	—	—	10	—	10,610	1,075	—	—	1,075	—	—	221	221	—	(1)	(1)	(1)	(1)	(2)	14,594

Total	—	—	10	—	10,610	1,075	—	—	1,075	—	—	221	221	—	(1)	(1)	(1)	(1)	(2)	14,594

VOTE 28 Environmental Assessment Office

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Environmental Assessment Office	—	—	55	29	2,161	1,250	—	10	1,260	—	—	288	288	—	(1)	(1)	(1)	(1)	(2)	9,466

Total	—	—	55	29	2,161	1,250	—	10	1,260	—	—	288	288	—	(1)	(1)	(1)	(1)	(2)	9,466

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Park Enhancement Fund	—	—	—	—	400	—	—	—	—	—	—	—	—	—	—	—	—	—	—	400
Sustainable Environment Fund	—	—	—	—	—	—	—	—	—	29,305	—	—	29,305	—	—	—	—	—	—	29,305

Total	—	—	—	—	400	—	—	—	—	29,305	—	—	29,305	—	—	—	—	—	—	29,705

MINISTRY OF FINANCE

($000)

VOTE 29 Ministry Operations

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Crown Agencies Secretariat	1,629	542	—	130	—	672	—	10	64	82	5	14	—	—	—
Treasury Board Staff	6,495	4,320	34	1,036	—	5,390	—	14	430	52	70	83	—	86	—
Office of the Comptroller General	12,322	7,849	89	1,890	—	9,828	5	87	733	500	200	242	—	12	—
Treasury	1	5,833	46	1,455	—	7,334	—	40	1,607	300	2,234	637	—	—	—
Revenue Programs	25,155	34,519	213	8,285	—	43,017	—	1,721	—	384	183	608	—	10	—
Revenue Solutions	14,990	8,195	41	1,967	—	10,203	—	83	143	58,750	4	424	—	—	—
Strategic and Corporate Policy	3,076	7,993	37	1,918	—	9,948	43	241	2,165	1,027	183	468	—	19	—
Strategic and Corporate Policy	3,075	1,741	10	418	—	2,169	—	34	428	32	5	46	—	—	—
Financial Institutions Commission	1	6,252	27	1,500	—	7,779	43	207	1,737	995	178	422	—	19	—
Capital Planning Secretariat	1,000	504	—	121	—	625	—	—	—	113	50	10	—	—	—
2010 Olympic and Paralympic Winter Games Secretariat	79,597	3,077	24	811	—	3,912	—	229	858	2,080	139	690	—	—	—
Executive and Support Services	47,902	19,513	131	4,730	51	24,425	—	1,109	22,680	300	2,403	6,780	—	1	22
Minister’s Office	996	235	3	73	51	362	—	31	38	—	9	12	—	—	—
Corporate Services	46,906	19,278	128	4,657	—	24,063	—	1,078	22,642	300	2,394	6,768	—	1	22

Total	192,167	92,345	615	22,343	51	115,354	48	3,534	28,680	63,588	5,471	9,956	—	128	22

VOTE 30 Public Affairs Bureau

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Public Affairs Bureau	36,994	14,062	99	3,435	—	17,596	—	200	2,804	883	600	1,613	4,077	51	48

Total	36,994	14,062	99	3,435	—	17,596	—	200	2,804	883	600	1,613	4,077	51	48

VOTE 31 Pacific Carbon Trust

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Pacific Carbon Trust	5,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	5,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 29 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Crown Agencies Secretariat	—	—	1	—	176	—	—	—	—	—	—	2	2	—	—	—	—	—	—	850
Treasury Board Staff	—	—	45	—	780	—	—	—	—	—	—	5	5	—	(125)	(125)	—	(5)	(5)	6,045
Office of the Comptroller General	—	—	120	—	1,899	—	—	—	—	—	—	704	704	—	(1,649)	(1,649)	(150)	—	(150)	10,632
Treasury	—	—	933	—	5,751	—	—	—	—	—	—	20,866	20,866	—	(9,633)	(9,633)	(963)	(23,354)	(24,317)	1
Revenue Programs	231	—	86	—	3,223	250	—	—	250	—	—	4,016	4,016	—	—	—	—	(27,209)	(27,209)	23,297
Revenue Solutions	—	—	6,322	—	65,726	8,186	—	—	8,186	—	22,737	19,193	41,930	—	(100)	(100)	—	(117,124)	(117,124)	8,821
Strategic and Corporate Policy	23	—	383	—	4,552	—	—	4	4	—	—	15	15	—	(500)	(500)	(1)	(11,773)	(11,774)	2,245
Strategic and Corporate Policy	—	—	31	—	576	—	—	—	—	—	—	—	—	—	(500)	(500)	(1)	—	(1)	2,244
Financial Institutions Commission	23	—	352	—	3,976	—	—	4	4	—	—	15	15	—	—	—	—	(11,773)	(11,773)	1
Capital Planning Secretariat	—	—	—	—	173	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	798
2010 Olympic and Paralympic Winter Games Secretariat	—	—	908	—	4,904	—	—	23,600	23,600	—	—	—	—	—	(1)	(1)	(1)	(133)	(134)	32,281
Executive and Support Services	74	—	7,418	—	40,787	1,817	—	—	1,817	—	—	2,506	2,506	—	(4,766)	(4,766)	(1)	(30,680)	(30,681)	34,088
Minister’s Office	—	—	—	—	90	—	—	—	—	—	—	17	17	—	—	—		—	—	469
Corporate Services	74	—	7,418	—	40,697	1,817	—	—	1,817	—	—	2,489	2,489	—	(4,766)	(4,766)	(1)	(30,680)	(30,681)	33,619

Total	328	—	16,216	—	127,971	10,253	—	23,604	33,857	—	22,737	47,310	70,047	—	(16,775)	(16,775)	(1,117)	(210,279)	(211,396)	119,058

VOTE 30 Public Affairs Bureau

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Public Affairs Bureau	—	—	254	—	10,530	4	—	—	4	—	—	967	967	—	(178)	(178)	(42)	(61)	(103)	28,816

Total	—	—	254	—	10,530	4	—	—	4	—	—	967	967	—	(178)	(178)	(42)	(61)	(103)	28,816

VOTE 31 Pacific Carbon Trust

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Pacific Carbon Trust	—	—	—	—	—	—	5,000	—	5,000	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	5,000

Total	—	—	—	—	—	—	5,000	—	5,000	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	5,000

MINISTRY OF FINANCE
($000)

Special Account(s)

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Insurance and Risk Management	—	3,046	5	726	—	3,777	—	100	2,245	843	443	162	—	—	—
Provincial Home Acquisition Wind Up	25	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	25	3,046	5	726	—	3,777	—	100	2,245	843	443	162	—	—	—

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Insurance and Risk Management	650	—	391	—	4,834	—	—	—	—	—	—	35,571	35,571	—	(41,757)	(41,757)	(2,200)	(225)	(2,425)	—
Provincial Home Acquisition Wind Up	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10

Total	650	—	391	—	4,834	—	—	—	—	—	—	35,581	35,581	—	(41,757)	(41,757)	(2,200)	(225)	(2,425)	10

MINISTRY OF FORESTS AND RANGE
($000)

VOTE 32 Ministry Operations

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Forest and Range Resource Management	397,487	104,605	2,659	25,105	—	132,369	5	3,032	26,191	121,995	1,523	2,657	—	60	4,956
Pricing and Selling Timber	48,629	13,650	96	3,276	—	17,022	1	493	6,485	22,432	76	164	—	10	403
Compliance and Enforcement	28,903	13,463	216	3,231	—	16,910	—	350	3,630	345	474	72	—	1	117
Executive and Support Services	55,654	36,027	285	8,664	51	45,027	1	308	19,286	7,449	521	522	—	13	410
Minister’s Office	729	324	2	95	51	472	—	88	43	25	31	28	—	—	—
Corporate Services	54,925	35,703	283	8,569	—	44,555	1	220	19,243	7,424	490	494	—	13	410

Total	530,673	167,745	3,256	40,276	51	211,328	7	4,183	55,592	152,221	2,594	3,415	—	84	5,886

VOTE 33 Direct Fire

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Direct Fire	56,226	18,348	3,579	4,404	—	26,331	—	1,234	—	6,506	145	507	—	149	7,811

Total	56,226	18,348	3,579	4,404	—	26,331	—	1,234	—	6,506	145	507	—	149	7,811

Special Account(s)

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Timber Sales	219,200	46,909	500	11,258	—	58,667	—	1,538	335	39,889	554	1,999	—	500	5,297
Forest Stand Management Fund	—	—	—	—	—	—	—	—	—	5,466	—	—	—	—	—

Total	219,200	46,909	500	11,258	—	58,667	—	1,538	335	45,355	554	1,999	—	500	5,297

VOTE 32 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Forest and Range Resource Management	14,344	26,146	10,785	1,554	213,248	1,686	38,448	1,869	42,003	—	—	39,000	39,000	(3,751)	(1,938)	(5,689)	(40)	(21,027)	(21,067)	399,864
Pricing and Selling Timber	287	—	994	2	31,347	1	117	—	118	—	—	5,000	5,000	(40)	(1)	(41)	—	(3,002)	(3,002)	50,444
Compliance and Enforcement	820	—	285	324	6,418	—	—	—	—	—	—	3,000	3,000	—	(1)	(1)	—	(1)	(1)	26,326
Executive and Support Services	671	—	3,258	828	33,267	434	—	—	434	—	—	—	—	(23,957)	(643)	(24,600)	—	(111)	(111)	54,017
Minister’s Office	10	—	—	—	225	—	—	—	—	—	—	—	—	—	—	—	—	—	—	697
Corporate Services	661	—	3,258	828	33,042	434	—	—	434	—	—	—	—	(23,957)	(643)	(24,600)	—	(111)	(111)	53,320

Total	16,122	26,146	15,322	2,708	284,280	2,121	38,565	1,869	42,555	—	—	47,000	47,000	(27,748)	(2,583)	(30,331)	(40)	(24,141)	(24,181)	530,651

VOTE 33 Direct Fire

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Direct Fire	10,138	—	—	—	26,490	—	—	—	—	—	—	10,000	10,000	—	—	—	—	(1,101)	(1,101)	61,720

Total	10,138	—	—	—	26,490	—	—	—	—	—	—	10,000	10,000	—	—	—	—	(1,101)	(1,101)	61,720

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
BC Timber Sales	3,740	530	34,494	—	88,876	10	—	1	11	27,748	—	—	27,748	—	(1)	(1)	—	(1)	(1)	175,300
Forest Stand Management Fund	—	—	—	—	5,466	—	—	—	—	—	—	—	—	—	—	—	—	(5,466)	(5,466)	—

Total	3,740	530	34,494	—	94,342	10	—	1	11	27,748	—	—	27,748	—	(1)	(1)	—	(5,467)	(5,467)	175,300

MINISTRY OF HEALTH SERVICES
($000)

VOTE 34 Ministry Operations

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Services Delivered by Partners	12,865,068	—	—	—	—	—	—	—	—	33,721	—	—	—	—	—
Regional Health Sector Funding	8,629,471	—	—	—	—	—	—	—	—	789	—	—	—	—	—
Medical Services Plan	3,188,479	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PharmaCare	1,016,170	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	30,948	—	—	—	—	—	—	—	—	32,932	—	—	—	—	—
Services Delivered by Ministry	305,573	186,951	5,710	53,352	—	246,013	—	2,692	14,258	8,895	10,202	3,252	—	5	8,136
Emergency and Health Services	298,131	182,538	5,660	52,293	—	240,491	—	2,624	13,423	8,767	9,568	2,528	—	—	8,097
Vital Statistics	7,442	4,413	50	1,059	—	5,522	—	68	835	128	634	724	—	5	39
Recoveries from Health Special Account	(147,250)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	158,782	60,041	374	14,424	51	74,890	382	1,379	37,477	9,866	12,636	3,798	—	230	11
Minister’s Office	775	462	—	125	51	638	—	95	—	—	15	17	—	—	—
Stewardship and Corporate Management	158,007	59,579	374	14,299	—	74,252	382	1,284	37,477	9,866	12,621	3,781	—	230	11

Total	13,182,173	246,992	6,084	67,776	51	320,903	382	4,071	51,735	52,482	22,838	7,050	—	235	8,147

Special Account(s)

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Health Special Account	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 34 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Services Delivered by Partners	—	—	—	—	33,721	50,140	8,812,515	4,923,007	13,785,662	—	—	—	—	—	—	—	—	(201,438)	(201,438)	13,617,945
Regional Health Sector Funding	—	—	—	—	789	50,140	8,812,515	337,105	9,199,760	—	—	—	—	—	—	—	—	(62,688)	(62,688)	9,137,861
Medical Services Plan	—	—	—	—	—	—	—	3,523,508	3,523,508	—	—	—	—	—	—	—	—	(130,000)	(130,000)	3,393,508
PharmaCare	—	—	—	—	—	—	—	1,062,394	1,062,394	—	—	—	—	—	—	—	—	(7,000)	(7,000)	1,055,394
Health Benefits Operations	—	—	—	—	32,932	—	—	—	—	—	—	—	—	—	—	—	—	(1,750)	(1,750)	31,182
Services Delivered by Ministry	47,245	—	11,142	2,835	108,662	—	—	4,497	4,497	—	—	76	76	—	(278)	(278)	(34,391)	(1,420)	(35,811)	323,159
Emergency and Health Services	47,235	—	10,753	2,822	105,817	—	—	4,479	4,479	—	—	59	59	—	—	—	(34,391)	(913)	(35,304)	315,542
Vital Statistics	10	—	389	13	2,845	—	—	18	18	—	—	17	17	—	(278)	(278)	—	(507)	(507)	7,617
Recoveries from Health Special Account	—	—	—	—	—	—	—	—	—	—	—	—	—	(147,250)	—	(147,250)	—	—	—	(147,250)
Executive and Support Services	57	—	10,043	585	76,464	32	261	1,793	2,086	—	—	716	716	—	—	—	—	(350)	(350)	153,806
Minister’s Office	10	—	—	—	137	—	—	—	—	—	—	—	—	—	—	—	—	—	—	775
Stewardship and Corporate Management	47	—	10,043	585	76,327	32	261	1,793	2,086	—	—	716	716	—	—	—	—	(350)	(350)	153,031

Total	47,302	—	21,185	3,420	218,847	50,172	8,812,776	4,929,297	13,792,245	—	—	792	792	(147,250)	(278)	(147,528)	(34,391)	(203,208)	(237,599)	13,947,660

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Health Special Account	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

Total	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

MINISTRY OF HEALTHY LIVING AND SPORT
($000)

VOTE 35 Ministry Operations

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Sport, Recreation and ActNow BC	18,949	2,098	12	502	—	2,612	—	112	—	877	44	570	—	—	3
Population and Public Health	43,413	8,216	22	1,968	—	10,206	—	428	3,200	3,269	48	438	—	—	2
Provincial Health Officer	1,113	271	1	65	—	337	—	15	12	652	6	52	—	—	—
Executive and Support Services	6,178	2,661	9	652	35	3,357	—	81	531	1,534	26	244	—	—	—
Minister’s Office	359	169	3	52	35	259	—	56	—	—	8	24	—	—	—
Corporate Services	5,819	2,492	6	600	—	3,098	—	25	531	1,534	18	220	—	—	—

Total	69,653	13,246	44	3,187	35	16,512	—	636	3,743	6,332	124	1,304	—	—	5

Special Account(s)

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Physical Fitness and Amateur Sports Fund	2,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	2,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 35 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Sport, Recreation and ActNow BC	—	—	23	—	1,629	4,212	—	9,761	13,973	—	—	20	20	—	(1)	(1)	(1)	(434)	(435)	17,798
Population and Public Health	—	—	14	—	7,399	11,976	7,985	6,162	26,123	—	—	1	1	—	(1)	(1)	(1)	(80)	(81)	43,647
Provincial Health Officer	—	—	—	—	737	41	—	—	41	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	1,113
Executive and Support Services	—	—	—	—	2,416	146	—	—	146	—	—	21	21	—	(1)	(1)	(1)	(1)	(2)	5,937
Minister’s Office	—	—	—	—	88	—	—	—	—	—	—	15	15	—	—	—	—	—	—	362
Corporate Services	—	—	—	—	2,328	146	—	—	146	—	—	6	6	—	(1)	(1)	(1)	(1)	(2)	5,575

Total	—	—	37	—	12,181	16,375	7,985	15,923	40,283	—	—	43	43	—	(4)	(4)	(4)	(516)	(520)	68,495

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Physical Fitness and Amateur Sports Fund	—	—	—	—	—	—	—	2,200	2,200	—	—	—	—	—	—	—	—	—	—	2,200

Total	—	—	—	—	—	—	—	2,200	2,200	—	—	—	—	—	—	—	—	—	—	2,200

MINISTRY OF HOUSING AND SOCIAL DEVELOPMENT

($000)

VOTE 36 Ministry Operations

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Income Assistance	1,382,348	66,540	920	15,972	—	83,432	—	684	30,920	1,132	3,675	2,438	—	—	6
Temporary Assistance	332,578	21,068	326	5,057	—	26,451	—	209	10,008	212	1,330	807	—	—	2
Disability Assistance	765,382	28,287	378	6,790	—	35,455	—	297	11,746	735	1,515	1,028	—	—	3
Supplementary Assistance	284,388	17,185	216	4,125	—	21,526	—	178	9,166	185	830	603	—	—	1
Employment	97,930	25,082	181	6,020	—	31,283	—	1,166	9,218	345	1,966	1,655	—	—	2
Employment Programs	97,930	11,115	181	2,668	—	13,964	—	203	5,736	150	782	468	—	—	2
Labour Market Development Agreement	—	13,967	—	3,352	—	17,319	—	963	3,482	195	1,184	1,187	—	—	—
Housing	444,174	9,084	28	2,177	—	11,289	126	166	2,500	1,144	751	300	—	—	30
Housing	384,212	1,727	1	415	—	2,143	88	12	2,352	452	4	70	—	—	—
Building and Safety Policy	2,142	1,487	1	357	—	1,845	38	63	—	125	3	39	—	—	—
Residential Tenancy	8,268	4,740	24	1,134	—	5,898	—	60	—	536	726	188	—	—	—
Community Programs	49,552	1,130	2	271	—	1,403	—	31	148	31	18	3	—	—	30
Community Living British Columbia	617,335	410	—	99	—	509	—	15	—	30	—	8	—	—	—
Ministry Monitoring - Community Living Services	680	410	—	99	—	509	—	15	—	30	—	8	—	—	—
Adult Community Living Services	616,655	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Gaming Policy and Enforcement	21,199	8,643	53	2,074	—	10,770	—	295	2,014	683	257	150	—	13	4
Gaming Policy and Enforcement Operations	21,198	8,643	53	2,074	—	10,770	—	295	2,014	683	257	150	—	13	4
Distribution of Gaming Proceeds	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Liquor Control and Licensing	1	5,704	27	1,369	—	7,100	—	306	887	321	121	190	—	—	1
Employment and Assistance Appeal Tribunal	2,070	691	23	166	—	880	121	22	97	86	10	107	—	5	—
Executive and Support Services	27,281	12,961	128	3,111	51	16,251	—	146	8,929	55	674	230	—	—	1
Minister’s Office	446	236	1	57	51	345	—	26	—	—	1	18	—	—	—
Corporate Services	26,835	12,725	127	3,054	—	15,906	—	120	8,929	55	673	212	—	—	1

Total	2,592,338	129,115	1,360	30,988	51	161,514	247	2,800	54,565	3,796	7,454	5,078	—	18	44

Special Account(s)

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Housing Endowment Fund	10,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	10,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 36 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Income Assistance	235	—	6,401	—	45,491	469	1,269,373	49,753	1,319,595	—	—	7,643	7,643	—	(3)	(3)	—	(13,055)	(13,055)	1,443,103
Temporary Assistance	83	—	2,093	—	14,744	6	344,615	—	344,621	—	—	3,974	3,974	—	(1)	(1)	—	(2,065)	(2,065)	387,724
Disability Assistance	99	—	4,122	—	19,545	8	719,624	—	719,632	—	—	1,036	1,036	—	(1)	(1)	—	(5,950)	(5,950)	769,717
Supplementary Assistance	53	—	186	—	11,202	455	205,134	49,753	255,342	—	—	2,633	2,633	—	(1)	(1)	—	(5,040)	(5,040)	285,662
Employment	234	—	816	—	15,402	3	7,305	346,223	353,531	—	—	1,293	1,293	—	(1)	(1)	—	(306,673)	(306,673)	94,835
Employment Programs	42	—	204	—	7,587	3	7,305	82,488	89,796	—	—	489	489	—	(1)	(1)	—	(17,001)	(17,001)	94,834
Labour Market Development Agreement	192	—	612	—	7,815	—	—	263,735	263,735	—	—	804	804	—	—	—	—	(289,672)	(289,672)	1
Housing	—	—	267	—	5,284	18	3,000	355,832	358,850	—	—	76	76	—	—	—	—	(1)	(1)	375,498
Housing	—	—	150	—	3,128	—	3,000	308,280	311,280	—	—	62	62	—	—	—	—	(1)	(1)	316,612
Building and Safety Policy	—	—	—	—	268	18	—	—	18	—	—	—	—	—	—	—	—	—	—	2,131
Residential Tenancy	—	—	—	—	1,510	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7,408
Community Programs	—	—	117	—	378	—	—	47,552	47,552	—	—	14	14	—	—	—	—	—	—	49,347
Community Living British Columbia	—	—	—	22	75	—	667,640	—	667,640	—	—	—	—	—	—	—	—	—	—	668,224
Ministry Monitoring - Community Living Services	—	—	—	22	75	—	—	—	—	—	—	—	—	—	—	—	—	—	—	584
Adult Community Living Services	—	—	—	—	—	—	667,640	—	667,640	—	—	—	—	—	—	—	—	—	—	667,640
Gaming Policy and Enforcement	3	—	507	—	3,926	167,251	—	110,120	277,371	—	—	834	834	—	(250)	(250)	—	(272,143)	(272,143)	20,508
Gaming Policy and Enforcement Operations	3	—	507	—	3,926	50	—	5,320	5,370	—	—	834	834	—	(250)	(250)	—	(143)	(143)	20,507
Distribution of Gaming Proceeds	—	—	—	—	—	167,201	—	104,800	272,001	—	—	—	—	—	—	—	—	(272,000)	(272,000)	1
Liquor Control and Licensing	123	—	486	—	2,435	—	—	—	—	—	—	579	579	—	—	—	(347)	(9,766)	(10,113)	1
Employment and Assistance Appeal Tribunal	—	—	11	112	571	—	—	525	525	—	—	—	—	—	(1)	(1)	—	(1)	(1)	1,974
Executive and Support Services	53	—	238	—	10,326	50	—	—	50	—	—	676	676	—	(135)	(135)	—	(40)	(40)	27,128
Minister’s Office	—	—	—	—	45	—	—	—	—	—	—	25	25	—	—	—	—	—	—	415
Corporate Services	53	—	238	—	10,281	50	—	—	50	—	—	651	651	—	(135)	(135)	—	(40)	(40)	26,713

Total	648	—	8,726	134	83,510	167,791	1,947,318	862,453	2,977,562	—	—	11,101	11,101	—	(390)	(390)	(347)	(601,679)	(602,026)	2,631,271

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Housing Endowment Fund	—	—	—	—	—	—	—	10,000	10,000	—	—	—	—	—	—	—	—	—	—	10,000

Total	—	—	—	—	—	—	—	10,000	10,000	—	—	—	—	—	—	—	—	—	—	10,000

MINISTRY OF LABOUR AND CITIZENS’ SERVICES

($000)

VOTE 37 Ministry Operations

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Labour Programs	17,538	26,193	85	6,344	—	32,622	686	541	5,635	599	2,277	1,659	—	17	—
Employment Standards	10,919	6,285	50	1,508	—	7,843	—	120	1,539	42	230	363	—	—	—
Industrial Relations	6,618	3,892	17	955	—	4,864	204	68	1,055	16	42	253	—	5	—
WorkSafe BC	1	16,016	18	3,881	—	19,915	482	353	3,041	541	2,005	1,043	—	12	—
Services to Citizens and Businesses	36,790	22,948	180	5,578	—	28,706	—	355	8,795	3,533	2,818	1,448	—	30	587
Services BC Operations	24,586	13,323	88	3,234	—	16,645	—	200	5,080	99	343	485	—	10	341
Service BC Online Channel	5,868	2,421	14	581	—	3,016	—	38	1,107	2,197	1,562	175	—	—	—
BC Registries Services	1	2,608	32	660	—	3,300	—	45	1,804	29	802	400	—	20	23
BC Stats	1,228	3,147	36	755	—	3,938	—	24	485	990	60	188	—	—	223
Service BC Service Solutions and Planning	5,107	1,449	10	348	—	1,807	—	48	319	218	51	200	—	—	—
Services to the Public Sector	4	87,223	1,849	21,047	—	110,119	—	1,106	20,045	21,530	144,297	6,866	—	81	19,073
Accommodation and Real Estate Services	1	21,396	129	5,249	—	26,774	—	568	6,199	1,516	3,810	1,531	—	78	15,473
Shared Services BC Workplace Technology Services	1	36,365	1,069	8,727	—	46,161	—	267	4,648	17,054	134,193	2,870	—	—	500
Shared Services BC Common Business Services	1	26,846	611	6,443	—	33,900	—	216	8,523	841	6,262	1,506	—	3	3,100
Alternative Service Delivery Secretariat	1	2,616	40	628	—	3,284	—	55	675	2,119	32	959	—	—	—
Office of the Chief Information Officer	28,545	18,197	40	4,367	—	22,604	—	315	1,367	5,994	4,189	2,451	—	—	700
Office of the Chief Information Officer	28,545	9,363	40	2,247	—	11,650	—	315	1,367	5,994	4,189	548	—	—	115
Information and Privacy Operations	—	8,834	—	2,120	—	10,954	—	—	—	—	—	1,903	—	—	585
Executive and Support Services	19,187	2,735	11	692	51	3,489	25	239	6,868	455	143	740	—	20	500
Minister’s Office	564	296	1	100	51	448	—	51	12	—	16	11	—	—	—
Corporate Services	18,623	2,439	10	592	—	3,041	25	188	6,856	455	127	729	—	20	500

Total	102,064	157,296	2,165	38,028	51	197,540	711	2,556	42,710	32,111	153,724	13,164	—	148	20,860

VOTE 37 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Labour Programs	56	—	850	—	12,320	—	—	—	—	—	—	875	875	—	(1)	(1)	—	(29,089)	(29,089)	16,727
Employment Standards	56	—	146	—	2,496	—	—	—	—	—	—	200	200	—	—	—	—	(100)	(100)	10,439
Industrial Relations	—	—	46	—	1,689	—	—	—	—	—	—	9	9	—	—	—	—	(275)	(275)	6,287
WorkSafe BC	—	—	658	—	8,135	—	—	—	—	—	—	666	666	—	(1)	(1)	—	(28,714)	(28,714)	1
Services to Citizens and Businesses	—	—	2,161	—	19,727	—	—	—	—	—	—	733	733	—	(10,027)	(10,027)	(212)	(11,615)	(11,827)	27,312
Services BC Operations	—	—	477	—	7,035	—	—	—	—	—	—	340	340	—	(1,353)	(1,353)	(200)	(715)	(915)	21,752
Service BC Online Channel	—	—	659	—	5,738	—	—	—	—	—	—	92	92	—	(2,858)	(2,858)	(7)	(3,015)	(3,022)	2,966
BC Registries Services	—	—	1,000	—	4,123	—	—	—	—	—	—	298	298	—	(282)	(282)	—	(7,438)	(7,438)	1
BC Stats	—	—	25	—	1,995	—	—	—	—	—	—	3	3	—	(4,808)	(4,808)	—	(436)	(436)	692
Service BC Service Solutions and Planning	—	—	—	—	836	—	—	—	—	—	—	—	—	—	(726)	(726)	(5)	(11)	(16)	1,901
Services to the Public Sector	2,162	—	88,897	267,207	571,264	—	—	—	—	—	—	94,077	94,077	—	(615,163)	(615,163)	(78,137)	(82,156)	(160,293)	4
Accommodation and Real Estate Services	40	—	29,704	266,212	325,131	—	—	—	—	—	—	21,586	21,586	—	(275,770)	(275,770)	(58,210)	(39,510)	(97,720)	1
Shared Services BC Workplace Technology Services	4	—	50,927	—	210,463	—	—	—	—	—	—	162	162	—	(235,428)	(235,428)	(8,942)	(12,415)	(21,357)	1
Shared Services BC Common Business Services	2,118	—	8,261	995	31,825	—	—	—	—	—	—	71,841	71,841	—	(96,349)	(96,349)	(10,985)	(30,231)	(41,216)	1
Alternative Service Delivery Secretariat	—	—	5	—	3,845	—	—	—	—	—	—	488	488	—	(7,616)	(7,616)	—	—	—	1
Office of the Chief Information Officer	—	—	320	—	15,336	1,500	—	—	1,500	—	—	574	574	—	(21,161)	(21,161)	(900)	(150)	(1,050)	17,803
Office of the Chief Information Officer	—	—	320	—	12,848	1,500	—	—	1,500	—	—	—	—	—	(7,146)	(7,146)	(900)	(150)	(1,050)	17,802
Information and Privacy Operations	—	—	—	—	2,488	—	—	—	—	—	—	574	574	—	(14,015)	(14,015)	—	—	—	1
Executive and Support Services	3	—	28	—	9,021	30	—	—	30	—	—	5,813	5,813	—	(1,000)	(1,000)	—	(927)	(927)	16,426
Minister’s Office	—	—	2	—	92	—	—	—	—	—	—	32	32	—	—	—	—	—	—	572
Corporate Services	3	—	26	—	8,929	30	—	—	30	—	—	5,781	5,781	—	(1,000)	(1,000)	—	(927)	(927)	15,854

Total	2,221	—	92,256	267,207	627,668	1,530	—	—	1,530	—	—	102,072	102,072	—	(647,352)	(647,352)	(79,249)	(123,937)	(203,186)	78,272

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL
($000)

VOTE 38 Ministry Operations

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Corrections	235,061	116,721	3,610	28,159	—	148,490	—	1,418	37,534	4,908	1,822	2,848	—	—	6,277
Policing and Community Safety	296,718	11,701	124	2,808	—	14,633	—	571	2,603	2,113	356	1,081	—	—	122
Policing and Community Safety	273,255	6,128	15	1,470	—	7,613	—	439	1,693	1,294	236	576	—	—	122
Victims Services and Community Programs	23,463	5,573	109	1,338	—	7,020	—	132	910	819	120	505	—	—	—
Emergency Management BC	35,927	10,797	152	2,591	—	13,540	48	381	3,834	6,558	697	549	—	—	64
Integrated Planning and Mitigation	10,792	445	—	107	—	552	—	55	164	1,040	16	40	—	—	—
Provincial Emergency Program	7,540	2,932	147	704	—	3,783	—	54	1,887	1,194	85	186	—	—	30
Office of the Fire Commissioner	2,547	1,276	1	306	—	1,583	—	88	300	5	40	80	—	—	21
BC Coroners Service	15,048	6,144	4	1,474	—	7,622	48	184	1,483	4,319	556	243	—	—	13
Office of the Superintendent of Motor Vehicles	7,214	4,089	6	982	—	5,077	—	60	925	115	145	260	—	—	—
Executive and Support Services	18,698	3,551	10	879	51	4,491	—	225	13,547	53	926	1,120	—	23	2
Minister’s Office	657	317	—	93	51	461	—	98	28	—	10	20	—	—	2
Corporate Services	18,041	3,234	10	786	—	4,030	—	127	13,519	53	916	1,100	—	23	—

Total	593,618	146,859	3,902	35,419	51	186,231	48	2,655	58,443	13,747	3,946	5,858	—	23	6,465

VOTE 39 Emergency Program Act

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Emergency Program Act	15,630	1,000	10	367	—	1,377	—	225	678	3,000	285	145	—	—	2,350

Total	15,630	1,000	10	367	—	1,377	—	225	678	3,000	285	145	—	—	2,350

Special Account(s)

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Civil Forfeiture Account	750	405	—	97	—	502	—	29	1,434	15	4	16	—	—	—
Corrections Work Program Account	1,315	—	—	—	—	—	—	—	—	—	14	55	—	—	540
Forfeited Crime Proceeds Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Victim Surcharge Special Account	12,536	1,324	—	318	—	1,642	—	14	—	—	32	32	—	—	—

Total	14,601	1,729	—	415	—	2,144	—	43	1,434	15	50	103	—	—	540

VOTE 38 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Corrections	1,064	—	3,633	20	59,524	2,688	—	33,661	36,349	—	—	165	165	—	(475)	(475)	—	(6,644)	(6,644)	237,409
Policing and Community Safety	159	—	568	—	7,573	915	12,468	312,088	325,471	—	—	50	50	(9,316)	(540)	(9,856)	(1)	(26,235)	(26,236)	311,635
Policing and Community Safety	159	—	368	—	4,887	161	—	298,666	298,827	—	—	50	50	—	(540)	(540)	(1)	(26,185)	(26,186)	284,651
Victims Services and Community Programs	—	—	200	—	2,686	754	12,468	13,422	26,644	—	—	—	—	(9,316)	—	(9,316)	—	(50)	(50)	26,984
Emergency Management BC	148	—	445	—	12,724	—	561	17,020	17,581	—	—	4,012	4,012	—	(3,060)	(3,060)	(1)	(6,500)	(6,501)	38,296
Integrated Planning and Mitigation	—	—	—	—	1,315	—	—	16,270	16,270	—	—	4,000	4,000	—	(3,050)	(3,050)	(1)	(5,000)	(5,001)	14,086
Provincial Emergency Program	53	—	115	—	3,604	—	561	750	1,311	—	—	12	12	—	—	—	—	(1,500)	(1,500)	7,210
Office of the Fire Commissioner	30	—	94	—	658	—	—	—	—	—	—	—	—	—	(10)	(10)	—	—	—	2,231
BC Coroners Service	65	—	236	—	7,147	—	—	—	—	—	—	—	—	—	—	—	—	—	—	14,769
Office of the Superintendent of Motor Vehicles	—	—	143	1	1,649	—	—	1,806	1,806	—	—	1,595	1,595	—	(1)	(1)	(1)	(3,474)	(3,475)	6,651
Executive and Support Services	155	—	20	—	16,071	20	—	—	20	—	—	3,105	3,105	—	(700)	(700)	(1)	(100)	(101)	22,886
Minister’s Office	—	—	—	—	158	—	—	—	—	—	—	49	49	—	—	—	—	—	—	668
Corporate Services	155	—	20	—	15,913	20	—	—	20	—	—	3,056	3,056	—	(700)	(700)	(1)	(100)	(101)	22,218

Total	1,526	—	4,809	21	97,541	3,623	13,029	364,575	381,227	—	—	8,927	8,927	(9,316)	(4,776)	(14,092)	(4)	(42,953)	(42,957)	616,877

VOTE 39 Emergency Program Act

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Emergency Program Act	1,892	—	139	—	8,714	—	5,539	—	5,539	—	—	—	—	—	—	—	—	—	—	15,630

Total	1,892	—	139	—	8,714	—	5,539	—	5,539	—	—	—	—	—	—	—	—	—	—	15,630

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Civil Forfeiture Account	2	—	3	—	1,503	1,289	—	196	1,485	—	—	10	10	—	—	—	—	(3,500)	(3,500)	—
Corrections Work Program Account	100	—	60	—	769	—	—	476	476	—	—	70	70	—	—	—	—	—	—	1,315
Forfeited Crime Proceeds Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Victim Surcharge Special Account	—	—	—	—	78	2,000	—	—	2,000	9,316	—	—	9,316	—	—	—	—	—	—	13,036

Total	102	—	63	—	2,350	3,289	—	672	3,961	9,316	—	80	9,396	—	—	—	—	(3,500)	(3,500)	14,351

MINISTRY OF SMALL BUSINESS, TECHNOLOGY AND ECONOMIC DEVELOPMENT
($000)

VOTE 40 Ministry Operations

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Asia Pacific Trade and Investment	16,229	3,782	3	908	—	4,693	—	765	244	4,541	193	709	—	—	1
Research, Innovation and Competitiveness	19,073	3,066	10	736	—	3,812	—	207	301	529	57	193	—	2	—
Small Business and Regulatory Reform	3,071	1,072	—	257	—	1,329	—	83	—	51	3	408	—	—	—
Executive and Support Services	11,632	3,487	6	846	51	4,390	4	215	5,939	190	233	966	1,546	3	15
Minister’s Office	590	270	—	73	51	394	—	95	—	7	15	39	—	—	7
Corporate Services	11,042	3,217	6	773	—	3,996	4	120	5,939	183	218	927	1,546	3	8

Total	50,005	11,407	19	2,747	51	14,224	4	1,270	6,484	5,311	486	2,276	1,546	5	16

Special Account(s)

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Innovative Clean Energy Fund	17,400	362	2	87	—	451	—	58	—	193	6	92	—	—	—

Total	17,400	362	2	87	—	451	—	58	—	193	6	92	—	—	—

VOTE 40 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Asia Pacific Trade and Investment	—	—	310	2,391	9,154	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	13,844
Research, Innovation and Competitiveness	—	—	42	—	1,331	15,000	—	9,500	24,500	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	29,640
Small Business and Regulatory Reform	—	—	207	—	752	—	—	689	689	—	—	—	—	—	(1)	(1)	—	—	—	2,769
Executive and Support Services	10	—	130	—	9,251	—	—	—	—	—	—	21	21	—	(1)	(1)	(1)	(1)	(2)	13,659
Minister’s Office	—	—	—	—	163	—	—	—	—	—	—	—	—	—	—	—	—	—	—	557
Corporate Services	10	—	130	—	9,088	—	—	—	—	—	—	21	21	—	(1)	(1)	(1)	(1)	(2)	13,102

Total	10	—	689	2,391	20,488	15,000	—	10,189	25,189	—	—	21	21	—	(4)	(4)	(3)	(3)	(6)	59,912

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Innovative Clean Energy Fund	—	—	—	—	349	24,200	—	—	24,200	—	—	—	—	—	—	—	—	—	—	25,000

Total	—	—	—	—	349	24,200	—	—	24,200	—	—	—	—	—	—	—	—	—	—	25,000

MINISTRY OF TOURISM, CULTURE AND THE ARTS
($000)

VOTE 41 Ministry Operations

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Tourism	18,444	6,313	45	1,514	—	7,872	—	332	1,136	521	103	284	—	4	647
Arts and Culture	19,545	1,208	15	290	—	1,513	68	71	230	540	23	90	—	—	—
BC150 Years	2,682	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BC Film Commission	1,561	560	12	134	—	706	—	25	162	88	12	106	—	—	3
Transfers to Crown Corporations and Agencies	298,290	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Vancouver Convention Centre Expansion Project	275,600	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	12,648	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavilion Corporation	10,042	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	3,999	1,865	4	469	51	2,389	—	110	698	46	67	174	—	—	—
Minister’s Office	560	304	—	95	51	450	—	25	—	—	—	12	—	—	—
Management Services	3,439	1,561	4	374	—	1,939	—	85	698	46	67	162	—	—	—

Total	344,521	9,946	76	2,407	51	12,480	68	538	2,226	1,195	205	654	—	4	650

Special Account(s)

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Arts and Culture Endowment	8,330	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	8,330	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 41 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Tourism	537	—	644	—	4,208	2,440	—	60	2,500	—	—	38	38	—	(1)	(1)	—	(861)	(861)	13,756
Arts and Culture	—	—	7	—	1,029	8,162	—	1,160	9,322	—	—	5	5	—	—	—	—	—	—	11,869
BC150 Years	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BC Film Commission	10	—	4	—	410	13	—	273	286	—	—	3	3	—	—	—	—	(8)	(8)	1,397
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	21,008	21,008	—	—	—	—	—	—	—	—	—	—	21,008
Vancouver Convention Centre Expansion Project	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	—	—	—	—	—	—	—	12,166	12,166	—	—	—	—	—	—	—	—	—	—	12,166
British Columbia Pavilion Corporation	—	—	—	—	—	—	—	8,842	8,842	—	—	—	—	—	—	—	—	—	—	8,842
Executive and Support Services	—	—	123	—	1,218	—	—	—	—	—	—	26	26	—	—	—	—	—	—	3,633
Minister’s Office	—	—	—	—	37	—	—	—	—	—	—	19	19	—	—	—	—	—	—	506
Management Services	—	—	123	—	1,181	—	—	—	—	—	—	7	7	—	—	—	—	—	—	3,127

Total	547	—	778	—	6,865	10,615	—	22,501	33,116	—	—	72	72	—	(1)	(1)	—	(869)	(869)	51,663

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Arts and Culture Endowment	—	—	—	—	—	3,350	—	—	3,350	—	—	—	—	—	—	—	—	—	—	3,350

Total	—	—	—	—	—	3,350	—	—	3,350	—	—	—	—	—	—	—	—	—	—	3,350

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE
($000)

VOTE 42 Ministry Operations

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Transportation and Infrastructure Improvements	24,369	23,780	86	9,988	—	33,854	—	972	9,231	75,179	948	760	—	40	19,901
Transportation Policy and Legislation	1,461	1,068	—	260	—	1,328	—	12	15	51	—	12	—	—	—
Planning, Engineering and Construction	6,529	19,642	86	9,114	—	28,842	—	721	8,362	61,737	912	496	—	30	15,300
Partnerships	1	2,085	—	378	—	2,463	—	149	804	13,152	25	174	—	10	4,601
Port and Airport Development	15,678	481	—	113	—	594	—	81	20	239	7	67	—	—	—
Enhancing Economic Development	700	504	—	123	—	627	—	9	30	—	4	11	—	—	—
Public Transportation	226,880	695	—	170	—	865	—	25	68	144	—	45	—	—	171,919
Public Transit	79,218	695	—	170	—	865	—	25	68	144	—	45	—	—	—
Coastal Ferry Services	147,662	—	—	—	—	—	—	—	—	—	—	—	—	—	171,919
Highway Operations	503,705	61,247	426	10,648	—	72,321	—	2,889	20,906	15,534	2,685	1,677	—	33	447,887
Maintenance, Asset Preservation and Traffic Operations	465,090	45,630	197	6,869	—	52,696	—	2,224	17,473	15,376	1,464	1,061	—	31	430,073
Commercial Vehicle Safety and Enforcement	27,531	14,938	227	3,615	—	18,780	—	633	3,425	101	1,217	585	—	2	743
Inland Ferries	8,794	679	2	164	—	845	—	32	8	57	4	31	—	—	17,071
Coquihalla Toll Administration	2,290	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Commercial Passenger Transportation Regulation	2,610	897	6	214	—	1,117	110	72	379	18	44	102	—	1	10
Passenger Transportation Board	697	251	—	56	—	307	110	11	172	3	—	55	—	1	—
Passenger Transportation Branch	1,913	646	6	158	—	810	—	61	207	15	44	47	—	—	10
Executive and Support Services	13,522	5,215	120	1,604	51	6,990	—	235	5,290	127	354	505	—	23	51
Minister’s Office	554	300	—	88	51	439	—	70	5	—	8	13	—	—	—
Corporate Services	12,968	4,915	120	1,516	—	6,551	—	165	5,285	127	346	492	—	23	51

Total	771,086	91,834	638	22,624	51	115,147	110	4,193	35,874	91,002	4,031	3,089	—	97	639,768

VOTE 42 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Transportation and Infrastructure Improvements	5,199	508,794	262	120	621,406	17,601	4,990	450	23,041	—	—	927	927	—	(1)	(1)	(653,775)	(2,051)	(655,826)	23,401
Transportation Policy and Legislation	—	—	—	—	90	2,000	—	—	2,000	—	—	—	—	—	—	—	(2,000)	—	(2,000)	1,418
Planning, Engineering and Construction	5,157	506,917	262	120	600,014	158	—	450	608	—	—	522	522	—	—	—	(622,079)	(2,051)	(624,130)	5,856
Partnerships	42	1,877	—	—	20,834	—	—	—	—	—	—	401	401	—	(1)	(1)	(23,696)	—	(23,696)	1
Port and Airport Development	—	—	—	—	414	15,443	4,990	—	20,433	—	—	4	4	—	—	—	(6,000)	—	(6,000)	15,445
Enhancing Economic Development	—	—	—	—	54	—	—	—	—	—	—	—	—	—	—	—	—	—	—	681
Public Transportation	—	—	—	—	172,201	—	—	77,677	77,677	—	—	—	—	—	(1)	(1)	—	(1)	(1)	250,741
Public Transit	—	—	—	—	282	—	—	77,677	77,677	—	—	—	—	—	(1)	(1)	—	(1)	(1)	78,822
Coastal Ferry Services	—	—	—	—	171,919	—	—	—	—	—	—	—	—	—	—	—	—	—	—	171,919
Highway Operations	23,579	186,147	3,890	32	705,259	110	—	449	559	—	—	2,642	2,642	—	—	—	(300,889)	(3,452)	(304,341)	476,440
Maintenance, Asset Preservation and Traffic Operations	22,831	185,232	3,484	—	679,249	110	—	449	559	—	—	2,405	2,405	—	—	—	(290,874)	(3,053)	(293,927)	440,982
Commercial Vehicle Safety and Enforcement	748	—	406	32	7,892	—	—	—	—	—	—	235	235	—	—	—	—	(399)	(399)	26,508
Inland Ferries	—	915	—	—	18,118	—	—	—	—	—	—	2	2	—	—	—	(10,015)	—	(10,015)	8,950
Coquihalla Toll Administration	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Commercial Passenger Transportation Regulation	31	—	23	—	790	—	—	—	—	—	—	9	9	—	(1)	(1)	—	(1)	(1)	1,914
Passenger Transportation Board	2	—	3	—	357	—	—	—	—	—	—	1	1	—	(1)	(1)	—	(1)	(1)	663
Passenger Transportation Branch	29	—	20	—	433	—	—	—	—	—	—	8	8	—	—	—	—	—	—	1,251
Executive and Support Services	25	—	7	—	6,617	1	—	—	1	—	—	139	139	—	(1)	(1)	(350)	(5)	(355)	13,391
Minister’s Office	—	—	—	—	96	—	—	—	—	—	—	18	18	—	—	—	—	—	—	553
Corporate Services	25	—	7	—	6,521	1	—	—	1	—	—	121	121	—	(1)	(1)	(350)	(5)	(355)	12,838

Total	28,834	694,941	4,182	152	1,506,273	17,712	4,990	78,576	101,278	—	—	3,717	3,717	—	(4)	(4)	(955,014)	(5,510)	(960,524)	765,887

MANAGEMENT OF PUBLIC FUNDS AND DEBT
($000)

VOTE 43 Management of Public Funds and Debt

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Borrowing for Government Operating and Capital Funding	1,261,710	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,261,713	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 43 Management of Public Funds and Debt

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Borrowing for Government Operating and Capital Funding	—	—	—	—	—	—	—	—	—	—	1,271,853	14,869	1,286,722	—	(22,737)	(22,737)	(63,888)	—	(63,888)	1,200,097
Borrowing for Relending to Government Bodies	—	—	—	—	—	—	—	—	—	—	—	706,954	706,954	—	—	—	(230,962)	(475,991)	(706,953)	1
Financial Agreements Entered into on Behalf of Government Bodies	—	—	—	—	—	—	—	—	—	—	—	941	941	—	—	—	—	(940)	(940)	1
Warehouse Borrowing Program	—	—	—	—	—	—	—	—	—	—	—	26,459	26,459	—	—	—	—	(26,458)	(26,458)	1

Total	—	—	—	—	—	—	—	—	—	—	1,271,853	749,223	2,021,076	—	(22,737)	(22,737)	(294,850)	(503,389)	(798,239)	1,200,100

OTHER APPROPRIATIONS
($000)

VOTE 44 Contingencies All Ministries and New Programs

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Contingencies All Ministries and New Programs	342,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General Programs	342,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	342,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 45 Capital Funding

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Capital Funding	971,848	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Post Secondary Institutions	200,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Schools	305,425	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities	427,190	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Public Transit	39,233	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Capital Projects	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	971,848	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 44 Contingencies All Ministries and New Programs

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Contingencies All Ministries and New Programs	—	—	—	—	—	—	—	—	—	—	—	385,000	385,000	—	—	—	—	—	—	385,000
General Programs	—	—	—	—	—	—	—	—	—	—	—	385,000	385,000	—	—	—	—	—	—	385,000

Total	—	—	—	—	—	—	—	—	—	—	—	385,000	385,000	—	—	—	—	—	—	385,000

VOTE 45 Capital Funding

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Capital Funding	—	—	—	—	—	—	—	1,323,303	1,323,303	—	—	—	—	—	—	—	—	—	—	1,323,303
Post Secondary Institutions	—	—	—	—	—	—	—	220,585	220,585	—	—	—	—	—	—	—	—	—	—	220,585
Schools	—	—	—	—	—	—	—	322,886	322,886	—	—	—	—	—	—	—	—	—	—	322,886
Health Facilities	—	—	—	—	—	—	—	219,832	219,832	—	—	—	—	—	—	—	—	—	—	219,832
Public Transit	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Capital Projects	—	—	—	—	—	—	—	560,000	560,000	—	—	—	—	—	—	—	—	—	—	560,000

Total	—	—	—	—	—	—	—	1,323,303	1,323,303	—	—	—	—	—	—	—	—	—	—	1,323,303

OTHER APPROPRIATIONS

($000)

VOTE 46 Commissions on Collection of Public Funds

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Commissions on Collection of Public Debt	45,508	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education and Labour Market Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Lands	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	400	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Petroleum Resources	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	1,756	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	36,351	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests and Range	200	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health Services	1,098	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Healthy Living and Sport	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Housing and Social Development	480	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour and Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	4,796	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business, Technology and Economic Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Culture and the Arts	18	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	400	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(45,507)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 46 Commissions on Collection of Public Funds

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Commissions on Collection of Public Debt	—	—	—	—	—	—	—	—	—	—	—	72,700	72,700	—	—	—	—	—	—	72,700
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Advanced Education and Labour Market Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Agriculture and Lands	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	400	400	—	—	—	—	—	—	400
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Community Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Energy, Mines and Petroleum Resources	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	1,756	1,756	—	—	—	—	—	—	1,756
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	62,450	62,450	—	—	—	—	—	—	62,450
Ministry of Forests and Range	—	—	—	—	—	—	—	—	—	—	—	200	200	—	—	—	—	—	—	200
Ministry of Health Services	—	—	—	—	—	—	—	—	—	—	—	2,108	2,108	—	—	—	—	—	—	2,108
Ministry of Healthy Living and Sport	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Housing and Social Development	—	—	—	—	—	—	—	—	—	—	—	480	480	—	—	—	—	—	—	480
Ministry of Labour and Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	4,878	4,878	—	—	—	—	—	—	4,878
Ministry of Small Business, Technology and Economic Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Tourism, Culture and the Arts	—	—	—	—	—	—	—	—	—	—	—	18	18	—	—	—	—	—	—	18
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	400	400	—	—	—	—	—	—	400
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(72,699)	—	(72,699)	(72,699)

Total	—	—	—	—	—	—	—	—	—	—	—	72,700	72,700	—	—	—	(72,699)	—	(72,699)	1

OTHER APPROPRIATIONS
($000)

VOTE 47 Allowances for Doubtful Revenue Accounts

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Allowances for Doubtful Revenue Accounts	106,916	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education and Labour Market Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Lands	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	5,400	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Petroleum Resources	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	1,168	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	74,226	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests and Range	10,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health Services	3,429	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Healthy Living and Sport	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Housing and Social Development	2,824	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour and Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	9,800	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business, Technology and Economic Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Culture and the Arts	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(106,915)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 47 Allowances for Doubtful Revenue Accounts

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—	98,929	98,929	—	—	—	—	—	—	98,929
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Advanced Education and Labour Market Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Agriculture and Lands	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	3,390	3,390	—	—	—	—	—	—	3,390
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
Ministry of Community Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Energy, Mines and Petroleum Resources	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	1,168	1,168	—	—	—	—	—	—	1,168
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	68,300	68,300	—	—	—	—	—	—	68,300
Ministry of Forests and Range	—	—	—	—	—	—	—	—	—	—	—	10,000	10,000	—	—	—	—	—	—	10,000
Ministry of Health Services	—	—	—	—	—	—	—	—	—	—	—	3,377	3,377	—	—	—	—	—	—	3,377
Ministry of Healthy Living and Sport	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Housing and Social Development	—	—	—	—	—	—	—	—	—	—	—	2,824	2,824	—	—	—	—	—	—	2,824
Ministry of Labour and Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	9,800	9,800	—	—	—	—	—	—	9,800
Ministry of Small Business, Technology and Economic Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Tourism, Culture and the Arts	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(98,928)	—	(98,928)	(98,928)

Total	—	—	—	—	—	—	—	—	—	—	—	98,929	98,929	—	—	—	(98,928)	—	(98,928)	1

OTHER APPROPRIATIONS
($000)

VOTE 48 BC Family Bonus

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
BC Family Bonus	14,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	14,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 49 Environmental Appeal Board and Forest Appeals Commission

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Environmental Appeal Board and Forest Appeals Commission	2,096	763	5	195	—	963	460	62	201	160	100	109	—	20	5
Administration and Support Services	1,326	763	5	195	—	963	1	20	201	20	100	60	—	—	5
Environmental Appeal Board	411	—	—	—	—	—	247	25	—	70	—	29	—	10	—
Forest Appeals Commission	359	—	—	—	—	—	212	17	—	70	—	20	—	10	—

Total	2,096	763	5	195	—	963	460	62	201	160	100	109	—	20	5

VOTE 50 Forest Practices Board

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Forest Practices Board	3,808	1,893	—	451	—	2,344	135	244	268	350	95	111	—	30	—

Total	3,808	1,893	—	451	—	2,344	135	244	268	350	95	111	—	30	—

VOTE 48 BC Family Bonus

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
BC Family Bonus	—	—	—	—	—	8,758	—	—	8,758	—	—	—	—	—	—	—	—	—	—	8,758

Total	—	—	—	—	—	8,758	—	—	8,758	—	—	—	—	—	—	—	—	—	—	8,758

VOTE 49 Environmental Appeal Board and Forest Appeals Commission

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Environmental Appeal Board and Forest Appeals Commission	—	—	5	—	1,122	—	—	—	—	—	—	19	19	—	(1)	(1)	—	—	—	2,103
Administration and Support Services	—	—	5	—	412	—	—	—	—	—	—	19	19	—	(1)	(1)	—	—	—	1,393
Environmental Appeal Board	—	—	—	—	381	—	—	—	—	—	—	—	—	—	—	—	—	—	—	381
Forest Appeals Commission	—	—	—	—	329	—	—	—	—	—	—	—	—	—	—	—	—	—	—	329

Total	—	—	5	—	1,122	—	—	—	—	—	—	19	19	—	(1)	(1)	—	—	—	2,103

VOTE 50 Forest Practices Board

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Forest Practices Board	178	—	102	—	1,513	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,857

Total	178	—	102	—	1,513	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,857

SPECIAL OFFICES, MINISTRIES AND OTHER APPROPRIATIONS

CAPITAL EXPENDITURES

LEGISLATION
($000)

VOTE 1 Legislation

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Legislation	27,530	—	—	—	—	1,202	—	463	5,050	—	—	6,715
Members’ Services	—	—	—	—	—	—	—	—	—	—	—	—
Caucus Support Services	—	—	—	—	—	—	—	—	—	—	—	—
Office of the Speaker	—	—	—	—	—	—	—	—	—	—	—	—
Clerk of the House	—	—	—	—	—	20	—	—	—	—	—	20
Clerk of Committees	20	—	—	—	—	—	—	3	—	—	—	3
Legislative Operations	26,614	—	—	—	—	132	—	460	5,000	—	—	5,592
Sergeant-at-Arms	195	—	—	—	—	325	—	—	50	—	—	375
Hansard	691	—	—	—	—	725	—	—	—	—	—	725
Legislative Library	10	—	—	—	—	—	—	—	—	—	—	—

Total	27,530	—	—	—	—	1,202	—	463	5,050	—	—	6,715

OFFICERS OF THE LEGISLATURE
($000)

VOTE 2 Auditor General

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Auditor General	150	—	—	—	—	70	—	120	60	—	—	250

Total	150	—	—	—	—	70	—	120	60	—	—	250

VOTE 3 Conflict of Interest Commissioner

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Conflict of Interest Commissioner	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 4 Elections BC

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Elections BC	304	—	—	—	—	—	—	2,860	—	—	—	2,860

Total	304	—	—	—	—	—	—	2 ,860	—	—	—	2,860

VOTE 5 Information and Privacy Commissioner

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Information and Privacy Commissioner	60	—	—	—	—	5	—	40	—	—	—	45

Total	60	—	—	—	—	5	—	40	—	—	—	45

VOTE 6 Merit Commissioner

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Merit Commissioner	25	—	—	—	—	5	—	10	—	—	—	15

Total	25	—	—	—	—	5	—	10	—	—	—	15

OFFICERS OF THE LEGISLATURE
($000)

VOTE 7 Ombudsman

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Ombudsman	75	—	—	—	—	5	—	70	—	—	—	75

Total	75	—	—	—	—	5	—	70	—	—	—	75

VOTE 8 Police Complaint Commissioner

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Police Complaint Commissioner	25	—	—	—	—	2	—	23	—	—	—	25

Total	25	—	—	—	—	2	—	23	—	—	—	25

VOTE 9 Representative for Children and Youth

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Representative for Children and Youth	100	—	—	—	—	30	—	100	—	—	—	130

Total	100	—	—	—	—	30	—	100	—	—	—	130

OFFICE OF THE PREMIER
($000)

VOTE 10 Office of the Premier

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Intergovernmental Relations Secretariat	18	—	—	—	—	13	—	5	—	—	—	18
Deputy Ministers’ Policy Secretariat	5	—	—	—	—	5	—	—	—	—	—	5
Executive and Support Services	72	—	—	—	—	42	—	30	—	—	—	72
Premier’s Office	5	—	—	—	—	5	—	—	—	—	—	5
Executive Operations	67	—	—	—	—	37	—	30	—	—	—	67

Total	95	—	—	—	—	60	—	35	—	—	—	95

MINISTRY OF ABORIGINAL RELATIONS AND RECONCILIATION
($000)

VOTE 11 Ministry Operations

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Negotiations	—	—	—	—	—	—	—	—	—	—	—	—
Aboriginal Relations	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	32	—	—	—	—	32	—	68	—	—	—	100
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	32	—	—	—	—	32	—	68	—	—	—	100

Total	32	—	—	—	—	32	—	68	—	—	—	100

Special Account(s)

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
First Citizens Fund	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ADVANCED EDUCATION AND LABOUR MARKET DEVELOPMENT
($000)

VOTE 12 Ministry Operations

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Educational Institutions and Organizations	—	—	—	—	—	—	—	—	—	—	—	—
StudentAid BC	—	—	—	—	—	—	—	—	—	—	—	—
Labour Market and Immigration	—	—	—	—	—	—	—	—	—	—	—	—
Public Sector Employers’ Council Secretariat	5	—	—	—	—	—	—	—	—	—	—	—
Public Sector Employers’ Council Secretariat	5	—	—	—	—	—	—	—	—	—	—	—
Employer Association	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	1,840	—	—	—	—	67	—	—	—	—	—	67
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	1,840	—	—	—	—	67	—	—	—	—	—	67

Total	1,845	—	—	—	—	67	—	—	—	—	—	67

VOTE 13 BC Public Service Agency

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Business Performance	1,299	—	—	—	—	—	—	1,250	—	—	—	1,250
Client Services	—	—	—	—	—	—	—	—	—	—	—	—
Talent Management	—	—	—	—	—	—	—	—	—	—	—	—
Employee Relations	—	—	—	—	—	—	—	—	—	—	—	—
Benefits	—	—	—	—	—	—	—	—	—	—	—	—
Pension Contributions and Retirement Benefits	—	—	—	—	—	—	—	—	—	—	—	—
Employee Health Benefits	—	—	—	—	—	—	—	—	—	—	—	—
Other Benefits	—	—	—	—	—	—	—	—	—	—	—	—
Benefits Administration	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services (Agency)	270	—	—	—	—	69	—	—	—	—	—	69
Deputy Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	270	—	—	—	—	69	—	—	—	—	—	69

Total	1,569	—	—	—	—	69	—	1 ,250	—	—	—	1,319

MINISTRY OF AGRICULTURE AND LANDS
($000)

VOTE 14 Ministry Operations

	Total											Total
	2008/09											2008/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Agriculture Operations	1,122	—	—	—	—	23	—	—	—	—	—	23
Food Safety, Plant, Animal and Fish Health	696	—	—	—	—	12	—	—	—	—	—	12
Sustainable Agriculture Management	426	—	—	—	—	11	—	—	—	—	—	11
Strategic Industry Development	747	—	—	—	—	33	135	—	—	—	—	168
Sustainable Aquaculture Management	461	—	—	—	—	7	135	—	—	—	—	142
Business Risk Management	275	—	—	—	—	14	—	—	—	—	—	14
Strategic Policy, Investment and Innovation	11	—	—	—	—	12	—	—	—	—	—	12
Crown Land Administration	240	—	—	—	—	9	—	—	—	—	—	9
Crown Land Policy	9	—	—	—	—	6	—	—	—	—	—	6
Crown Land Sales and Tenure Management	179	—	—	—	—	1	—	—	—	—	—	1
Land Restoration Programs	52	—	—	—	—	2	—	—	—	—	—	2
BC Farm Industry Review Board	2	—	—	—	—	1	—	—	—	—	—	1
Executive and Support Services	89	—	—	—	—	2	15	—	—	—	—	17
Minister’s Office	9	—	—	—	—	1	—	—	—	—	—	1
Corporate Services	80	—	—	—	—	1	15	—	—	—	—	16

Total	2,200	—	—	—	—	68	150	—	—	—	—	218

VOTE 15 Agricultural Land Commission

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Agricultural Land Commission	5	—	—	—	—	4	—	—	—	—	—	4

Total	5	—	—	—	—	4	—	—	—	—	—	4

VOTE 16 Integrated Land Management Bureau

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Integrated Land Management Bureau	6,496	—	—	—	—	99	150	200	—	—	—	449
Regional Operations	135	—	—	—	—	58	18	—	—	—	—	76
First Nations Initiatives	—	—	—	—	—	11	—	—	—	—	—	11
GeoBC	3,889	—	—	—	—	29	—	200	—	—	—	229
Bureau Management	2,472	—	—	—	—	1	132	—	—	—	—	133

Total	6,496	—	—	—	—	99	150	200	—	—	—	449

MINISTRY OF AGRICULTURE AND LANDS
($000)

Special Account(s)

Description	Total 2008/09 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2009/10 Capital Expenditures
Crown Land	—	—	—	—	—	—	—	—	—	—	—	—
Production Insurance	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 17 Ministry Operations

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Justice Transformation	—	—	—	—	—	—	—	—	—	—	—	—
Justice Reform	—	—	—	—	—	—	—	—	—	—	—	—
Community Court	—	—	—	—	—	—	—	—	—	—	—	—
Justice Services	300	—	—	—	—	—	—	—	—	—	—	—
Prosecution Services	300	—	—	—	—	—	—	—	—	—	—	—
Court Services	5,129	—	—	—	—	—	—	—	—	—	—	—
Legal Services	150	—	—	—	—	—	—	—	—	—	—	—
Multiculturalism and Inclusive Communities	500	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	900	—	—	—	—	592	150	590	—	—	—	1,332
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	900	—	—	—	—	592	150	590	—	—	—	1,332
Agencies, Boards and Commissions	—	—	—	—	—	—	—	—	—	—	—	—

Total	7,279	—	—	—	—	592	150	590	—	—	—	1,332

VOTE 18 Judiciary

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Judiciary	750	—	—	—	—	96	—	540	—	—	—	636
Superior Courts	470	—	—	—	—	48	—	270	—	—	—	318
Provincial Courts	280	—	—	—	—	48	—	270	—	—	—	318

Total	750	—	—	—	—	96	—	540	—	—	—	636

VOTE 19 Crown Proceeding Act

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 20 British Columbia Utilities Commission

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
British Columbia Utilities Commission	12	—	—	—	—	2	—	10	—	—	—	12

Total	12	—	—	—	—	2	—	10	—	—	—	12

Special Account(s)

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Public Guardian and Trustee of British Columbia	500	—	—	—	—	—	—	500	—	—	—	500

Total	500	—	—	—	—	—	—	500	—	—	—	500

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 21 Ministry Operations

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Child and Family Development	—	—	—	—	—	—	—	—	—	—	—	—
ECD, Child Care and Supports to Children with Special Needs	—	—	—	—	—	—	—	—	—	—	—	—
Provincial Services	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	7,853	—	—	—	—	864	500	100	—	—	—	1,464
Ministers’ Offices	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	7,853	—	—	—	—	864	500	100	—	—	—	1,464

Total	7,853	—	—	—	—	864	500	100	—	—	—	1,464

MINISTRY OF COMMUNITY DEVELOPMENT
($000)

VOTE 22 Ministry Operations

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Local Government	725	—	—	—	—	—	—	—	—	—	—	—
Local Government Services and Transfers	725	—	—	—	—	—	—	—	—	—	—	—
University Endowment Lands	—	—	—	—	—	—	—	—	—	—	—	—
RuralBC Secretariat	175	—	—	—	—	—	—	—	—	—	—	—
Pine Beetle Epidemic Response Division	—	—	—	—	—	—	—	—	—	—	—	—
Property Assessment	—	—	—	—	—	—	—	—	—	—	—	—
Assessment Services	—	—	—	—	—	—	—	—	—	—	—	—
Assessment Policy and Support	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	1,046	—	—	—	—	37	—	113	—	—	—	150
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	1,046	—	—	—	—	37	—	113	—	—	—	150

Total	1,946	—	—	—	—	37	—	113	—	—	—	150

Special Account(s)

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Northern Development Fund	—	—	—	—	—	—	—	—	—	—	—	—
University Endowment Lands Administration Account	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF EDUCATION
($000)

VOTE 23 Ministry Operations

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Education Programs	—	—	—	—	—	—	—	—	—	—	—	—
Public Libraries	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	5,220	—	—	—	—	65	—	1,436	—	—	—	1,501
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	—	—	—	—	—	65	—	—	—	—	—	65
K-12 Education Services	5,220	—	—	—	—	—	—	1,436	—	—	—	1,436

Total	5,220	—	—	—	—	65	—	1,436	—	—	—	1,501

Special Account(s)

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Children’s Education Fund	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ENERGY, MINES AND PETROLEUM RESOURCES
($000)

VOTE 24 Ministry Operations

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Oil and Gas	383	—	—	—	—	—	—	—	—	21,000	—	21,000
Titles	54	—	—	—	—	—	—	—	—	—	—	—
Mining and Minerals	813	—	—	—	—	—	—	—	—	—	—	—
Electricity and Alternative Energy	7	—	—	—	—	—	—	—	—	—	—	—
Marketing, Aboriginal and Community Relations	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	178	—	—	—	—	64	—	209	—	—	—	273
Ministers’ Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	178	—	—	—	—	64	—	209	—	—	—	273

Total	1,435	—	—	—	—	64	—	209	—	21,000	—	21,273

VOTE 25 Contracts and Funding Arrangements

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Contracts and Funding Arrangements	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ENVIRONMENT
($000)

VOTE 26 Ministry Operations

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Environmental Stewardship	371	—	—	—	—	57	—	—	—	—	—	57
Parks and Protected Areas	14,330	—	10,980	—	—	42	—	—	—	—	—	11,022
Water Stewardship	109	—	—	—	—	27	—	—	—	—	—	27
Water Stewardship	109	—	—	—	—	27	—	—	—	—	—	27
Water Rental Remissions	—	—	—	—	—	—	—	—	—	—	—	—
Environmental Protection	245	—	—	—	—	52	—	—	—	—	—	52
Compliance	974	—	—	—	—	29	—	—	—	—	—	29
Executive and Support Services	2,032	—	—	—	—	72	—	60	—	—	—	132
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	2,032	—	—	—	—	72	—	60	—	—	—	132

Total	18,061	—	10 ,980	—	—	279	—	60	—	—	—	11,319

VOTE 27 Climate Action Secretariat

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Climate Action Secretariat	—	—	—	—	—	3	—	—	—	—	—	3

Total	—	—	—	—	—	3	—	—	—	—	—	3

VOTE 28 Environmental Assessment Office

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Environmental Assessment Office	56	—	—	—	—	10	—	—	—	—	—	10

Total	56	—	—	—	—	10	—	—	—	—	—	10

Special Account(s)

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Park Enhancement Fund	300	—	400	—	—	—	—	—	—	—	—	400
Sustainable Environment Fund	—	—	—	—	—	—	—	—	—	—	—	—

Total	300	—	400	—	—	—	—	—	—	—	—	400

MINISTRY OF FINANCE

($000)

VOTE 29 Ministry Operations

Description	Total 2008/09 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2009/10 Capital Expenditures
Crown Agencies Secretariat	9	—	—	—	—	1	—	4	—	—	—	5
Treasury Board Staff	18	—	—	—	—	10	—	—	—	—	—	10
Office of the Comptroller General	999	—	—	—	—	18	—	—	—	—	—	18
Treasury	828	—	—	—	—	14	—	94	—	—	—	108
Revenue Programs	—	—	—	—	—	—	—	—	—	—	—	—
Revenue Solutions	—	—	—	—	—	—	—	—	—	—	—	—
Strategic and Corporate Policy	359	—	—	—	—	34	—	56	—	—	—	90
Strategic and Corporate Policy	10	—	—	—	—	6	—	—	—	—	—	6
Financial Institutions Commission	349	—	—	—	—	28	—	56	—	—	—	84
Capital Planning Secretariat	—	—	—	—	—	—	—	—	—	—	—	—
2010 Olympic and Paralympic Winter Games Secretariat	216	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	11,531	—	—	—	—	216	—	898	—	—	—	1,114
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	11,531	—	—	—	—	216	—	898	—	—	—	1,114

Total	13,960	—	—	—	—	293	—	1,052	—	—	—	1,345

VOTE 30 Public Affairs Bureau

Description	Total 2008/09 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2009/10 Capital Expenditures
Public Affairs Bureau	436	—	—	—	—	44	—	—	—	—	—	44

Total	436	—	—	—	—	44	—	—	—	—	—	44

VOTE 31 Pacific Carbon Trust

Description	Total 2008/09 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2009/10 Capital Expenditures
Pacific Carbon Trust	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF FINANCE

($000)

Special Account(s)

Description	Total 2008/09 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2009/10 Capital Expenditures
Insurance and Risk Management	370	—	—	—	—	20	—	—	—	—	—	20
Provincial Home Acquisition Wind Up	—	—	—	—	—	—	—	—	—	—	—	—

Total	370	—	—	—	—	20	—	—	—	—	—	20

MINISTRY OF FORESTS AND RANGE

($000)

VOTE 32 Ministry Operations

Description	Total 2008/09 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2009/10 Capital Expenditures
Forest and Range Resource Management	16,451	—	—	1,500	—	334	276	241	—	10,800	—	13,151
Pricing and Selling Timber	999	—	—	—	—	125	64	51	—	—	—	240
Compliance and Enforcement	1,548	—	—	—	—	100	79	68	—	—	—	247
Executive and Support Services	5,672	—	—	—	—	150	2,581	216	—	—	—	2,947
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	5,672	—	—	—	—	150	2,581	216	—	—	—	2,947

Total	24,670	—	—	1,500	—	709	3, 000	576	—	10,800	—	16,585

VOTE 33 Direct Fire

Description	Total 2008/09 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2009/10 Capital Expenditures
Direct Fire	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

Special Account(s)

Description	Total 2008/09 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2009/10 Capital Expenditures
BC Timber Sales	48,204	—	—	—	245	16	—	540	—	47,696	—	48,497
Forest Stand Management Fund	—	—	—	—	—	—	—	—	—	—	—	—

Total	48,204	—	—	—	245	16	—	540	—	47,696	—	48,497

MINISTRY OF HEALTH SERVICES
($000)

VOTE 34 Ministry Operations

Description	Total 2008/09 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2009/10 Capital Expenditures
Services Delivered by Partners	—	—	—	—	—	—	—	—	—	—	—	—
Regional Health Sector Funding	—	—	—	—	—	—	—	—	—	—	—	—
Medical Services Plan	—	—	—	—	—	—	—	—	—	—	—	—
PharmaCare	—	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	—	—	—	—	—	—	—	—	—	—	—	—
Services Delivered by Ministry	8,890	—	—	—	—	—	14,300	—	—	—	—	14,300
Emergency and Health Services	8,460	—	—	—	—	—	14,300	—	—	—	—	14,300
Vital Statistics	430	—	—	—	—	—	—	—	—	—	—	—
Recoveries from Health Special Account	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	8,334	—	—	—	—	161	—	30,330	—	—	—	30,491
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Stewardship and Corporate Management	8,334	—	—	—	—	161	—	30,330	—	—	—	30,491

Total	17,224	—	—	—	—	161	14,300	30,330	—	—	—	44,791

Special Account(s)

Description	Total 2008/09 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2009/10 Capital Expenditures
Health Special Account	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF HEALTHY LIVING AND SPORT
($000)

VOTE 35 Ministry Operations

Description	Total 2008/09 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2009/10 Capital Expenditures
Sport, Recreation and ActNow BC	280	—	—	—	—	—	—	—	—	—	—	—
Population and Public Health	—	—	—	—	—	—	—	—	—	—	—	—
Provincial Health Officer	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	—	—	—	—	—	27	—	253	—	—	—	280
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	—	—	—	—	—	27	—	253	—	—	—	280

Total	280	—	—	—	—	27	—	253	—	—	—	280

Special Account(s)

Description	Total 2008/09 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2009/10 Capital Expenditures
Physical Fitness and Amateur Sports Fund	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF HOUSING AND SOCIAL DEVELOPMENT
($000)

VOTE 36 Ministry Operations

Description	Total 2008/09 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2009/10 Capital Expenditures
Income Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Temporary Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Disability Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Supplementary Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Employment	—	—	—	—	—	—	—	—	—	—	—	—
Employment Programs	—	—	—	—	—	—	—	—	—	—	—	—
Labour Market Development Agreement	—	—	—	—	—	—	—	—	—	—	—	—
Housing	602	—	—	—	—	—	—	—	—	—	—	—
Housing	348	—	—	—	—	—	—	—	—	—	—	—
Building and Safety Policy	—	—	—	—	—	—	—	—	—	—	—	—
Residential Tenancy	54	—	—	—	—	—	—	—	—	—	—	—
Community Programs	200	—	—	—	—	—	—	—	—	—	—	—
Community Living British Columbia	—	—	—	—	—	—	—	—	—	—	—	—
Ministry Monitoring - Community Living Services	—	—	—	—	—	—	—	—	—	—	—	—
Adult Community Living Services	—	—	—	—	—	—	—	—	—	—	—	—
Gaming Policy and Enforcement	380	—	—	—	—	—	—	—	—	—	—	—
Gaming Policy and Enforcement Operations	380	—	—	—	—	—	—	—	—	—	—	—
Distribution of Gaming Proceeds	—	—	—	—	—	—	—	—	—	—	—	—
Liquor Control and Licensing	130	—	—	—	—	—	—	—	—	—	—	—
Employment and Assistance Appeal Tribunal	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	7,225	—	—	—	—	—	—	—	457	—	—	457
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	7,225	—	—	—	—	—	—	—	457	—	—	457

Total	8,337	—	—	—	—	—	—	—	457	—	—	457

Special Account(s)

Description	Total 2008/09 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2009/10 Capital Expenditures
Housing Endowment Fund	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF LABOUR AND CITIZENS’ SERVICES
($000)

VOTE 37 Ministry Operations

Description	Total 2008/09 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2009/10 Capital Expenditures
Labour Programs	3,161	—	—	—	—	—	—	1,600	—	—	—	1,600
Employment Standards	326	—	—	—	—	—	—	—	—	—	—	—
Industrial Relations	20	—	—	—	—	—	—	—	—	—	—	—
WorkSafe BC	2,815	—	—	—	—	—	—	1,600	—	—	—	1,600
Services to Citizens and Businesses	5,132	—	—	—	—	—	—	1,010	—	—	—	1,010
Services BC Operations	1,954	—	—	—	—	—	—	—	—	—	—	—
Service BC Online Channel	93	—	—	—	—	—	—	635	—	—	—	635
BC Registries Services	3,085	—	—	—	—	—	—	375	—	—	—	375
BC Stats	—	—	—	—	—	—	—	—	—	—	—	—
Service BC Service Solutions and Planning	—	—	—	—	—	—	—	—	—	—	—	—
Services to the Public Sector	115,418	—	—	36,000	7,000	—	—	50,600	13,507	—	—	107,107
Accommodation and Real Estate Services	48,509	—	—	36,000	—	—	—	—	13,507	—	—	49,507
Shared Services BC Workplace Technology Services	60,438	—	—	—	7,000	—	—	50,600	—	—	—	57,600
Shared Services BC Common Business Services	6,471	—	—	—	—	—	—	—	—	—	—	—
Alternative Service Delivery Secretariat	—	—	—	—	—	—	—	—	—	—	—	—
Office of the Chief Information Officer	719	—	—	—	—	—	—	—	—	—	—	—
Office of the Chief Information Officer	719	—	—	—	—	—	—	—	—	—	—	—
Information and Privacy Operations	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	6	—	—	—	—	437	—	—	—	—	—	437
Minister’s Office	6	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	—	—	—	—	—	437	—	—	—	—	—	437

Total	124,436	—	—	36,000	7,000	437	—	53,210	13,507	—	—	110,154

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL
($000)

VOTE 38 Ministry Operations

Description	Total 2008/09 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2009/10 Capital Expenditures
Corrections	3,393	—	—	—	—	—	—	—	—	—	—	—
Policing and Community Safety	469	—	—	—	—	—	—	—	—	—	—	—
Policing and Community Safety	250	—	—	—	—	—	—	—	—	—	—	—
Victims Services and Community Programs	219	—	—	—	—	—	—	—	—	—	—	—
Emergency Management BC	637	—	—	—	—	—	—	—	—	—	—	—
Integrated Planning and Mitigation	290	—	—	—	—	—	—	—	—	—	—	—
Provincial Emergency Program	151	—	—	—	—	—	—	—	—	—	—	—
Office of the Fire Commissioner	—	—	—	—	—	—	—	—	—	—	—	—
BC Coroners Service	196	—	—	—	—	—	—	—	—	—	—	—
Office of the Superintendent of Motor Vehicles	313	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	100	—	—	—	—	489	212	1,575	—	—	—	2,276
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	100	—	—	—	—	489	212	1,575	—	—	—	2,276

Total	4,912	—	—	—	—	489	212	1 ,575	—	—	—	2,276

VOTE 39 Emergency Program Act

Description	Total 2008/09 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2009/10 Capital Expenditures
Emergency Program Act	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

Special Account(s)

Description	Total 2008/09 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2009/10 Capital Expenditures
Civil Forfeiture Account	—	—	—	—	—	—	—	—	—	—	—	—
Corrections Work Program Account	93	—	—	—	—	—	—	—	—	—	—	—
Forfeited Crime Proceeds Fund	—	—	—	—	—	—	—	—	—	—	—	—
Victim Surcharge Special Account	—	—	—	—	—	—	—	—	—	—	—	—

Total	93	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF SMALL BUSINESS, TECHNOLOGY AND ECONOMIC DEVELOPMENT
($000)

VOTE 40 Ministry Operations

Description	Total 2008/09 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2009/10 Capital Expenditures
Asia Pacific Trade and Investment	40	—	—	—	—	—	—	—	—	—	—	—
Research, Innovation and Competitiveness	50	—	—	—	—	—	—	—	—	—	—	—
Small Business and Regulatory Reform	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	309	—	—	—	—	34	—	534	—	—	—	568
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	309	—	—	—	—	34	—	534	—	—	—	568

Total	399	—	—	—	—	34	—	534	—	—	—	568

Special Account(s)

Description	Total 2008/09 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2009/10 Capital Expenditures
Innovative Clean Energy Fund	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF TOURISM, CULTURE AND THE ARTS

($000)

VOTE 41 Ministry Operations

Description	Total 2008/09 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2009/10 Capital Expenditures
Tourism	1,564	—	1,434	—	—	—	—	—	—	—	—	1,434
Arts and Culture	90	—	—	—	—	—	—	—	—	—	—	—
BC150 Years	—	—	—	—	—	—	—	—	—	—	—	—
BC Film Commission	—	—	—	—	—	—	—	—	—	—	—	—
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	—	—	—	—	—
Vancouver Convention Centre Expansion Project	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavilion Corporation	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	50	—	—	—	—	27	—	—	—	—	—	27
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Management Services	50	—	—	—	—	27	—	—	—	—	—	27

Total	1,704	—	1,434	—	—	27	—	—	—	—	—	1,461

Special Account(s)

Description	Total 2008/09 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2009/10 Capital Expenditures
BC Arts and Culture Endowment	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

($000)

VOTE 42 Ministry Operations

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Transportation and Infrastructure Improvements	637	—	—	—	—	42	—	—	—	—	—	42
Transportation Policy and Legislation	—	—	—	—	—	—	—	—	—	—	—	—
Planning, Engineering and Construction	637	—	—	—	—	42	—	—	—	—	—	42
Partnerships	—	—	—	—	—	—	—	—	—	—	—	—
Port and Airport Development	—	—	—	—	—	—	—	—	—	—	—	—
Enhancing Economic Development	—	—	—	—	—	—	—	—	—	—	—	—
Public Transportation	—	—	—	—	—	—	—	—	—	—	—	—
Public Transit	—	—	—	—	—	—	—	—	—	—	—	—
Coastal Ferry Services	—	—	—	—	—	—	—	—	—	—	—	—
Highway Operations	7,623	—	—	—	—	231	206	905	—	—	—	1,342
Maintenance, Asset Preservation and Traffic Operations	5,068	—	—	—	—	222	206	155	—	—	—	583
Commercial Vehicle Safety and Enforcement	2,440	—	—	—	—	9	—	750	—	—	—	759
Inland Ferries	—	—	—	—	—	—	—	—	—	—	—	—
Coquihalla Toll Administration	115	—	—	—	—	—	—	—	—	—	—	—
Commercial Passenger Transportation Regulation	325	—	—	—	—	—	—	—	—	—	—	—
Passenger Transportation Board	325	—	—	—	—	—	—	—	—	—	—	—
Passenger Transportation Branch	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	70	—	—	—	—	10	—	—	—	—	—	10
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	70	—	—	—	—	10	—	—	—	—	—	10

Total	8,655	—	—	—	—	283	206	905	—	—	—	1,394

MANAGEMENT OF PUBLIC FUNDS AND DEBT
($000)

VOTE 43 Management of Public Funds and Debt

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Borrowing for Government Operating and Capital Funding	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Govt Bodies	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS
($000)

VOTE 44 Contingencies All Ministries and New Programs

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Contingencies All Ministries and New Programs	100,460	—	—	—	—	—	—	203,121	—	—	—	203,121
General Programs	100,460	—	—	—	—	—	—	203,121	—	—	—	203,121

Total	100,460	—	—	—	—	—	—	203,121	—	—	—	203,121

VOTE 45 Capital Funding

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Capital Funding	—	—	—	—	—	—	—	—	—	—	—	—
Post Secondary Institutions	—	—	—	—	—	—	—	—	—	—	—	—
Schools	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities	—	—	—	—	—	—	—	—	—	—	—	—
Public Transit	—	—	—	—	—	—	—	—	—	—	—	—
Other Capital Projects	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS
($000)

VOTE 46 Commissions on Collection of Public Funds

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Commissions on Collection of Public Debt	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education and Labour Market Development	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Lands	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community Development	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Petroleum Resources	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests and Range	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health Services	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Healthy Living and Sport	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Housing and Social Development	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour and Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business, Technology and Economic Development	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Culture and the Arts	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS
($000)

VOTE 47 Allowances for Doubtful Revenue Accounts

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education and Labour Market Development	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Lands	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community Development	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Petroleum Resources	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests and Range	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health Services	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Healthy Living and Sport	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Housing and Social Development	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour and Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business, Technology and Economic Development	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Culture and the Arts	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 48 BC Family Bonus

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
BC Family Bonus	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 49 Environmental Appeal Board and Forest Appeals Commission

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Environmental Appeal Board and Forest Appeals Commission	15	—	—	—	—	15	—	—	—	—	—	15
Administration and Support Services	15	—	—	—	—	15	—	—	—	—	—	15
Environmental Appeal Board	—	—	—	—	—	—	—	—	—	—	—	—
Forest Appeals Commission	—	—	—	—	—	—	—	—	—	—	—	—

Total	15	—	—	—	—	15	—	—	—	—	—	15

VOTE 50 Forest Practices Board

	Total											Total
	2008/09											2009/10
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Forest Practices Board	125	—	—	—	—	25	—	—	—	—	—	25

Total	125	—	—	—	—	25	—	—	—	—	—	25

EXPLANATORY NOTES ON ACCOUNT CLASSIFICATIONS

OPERATING EXPENSES

Consolidated Revenue Fund operating expenses are presented in the Estimates and the Supplement to the Estimates on the basis of a group account classification system. Each group account represents a broad category of expenses and is comprised of several specific components termed standard object of expense. These specific components are presented in the Supplement to the Estimates, and are then aggregated into the group account classification totals shown in the Estimates. This group account classification system is described below.

SALARIES AND BENEFITS

50	Base Salaries – includes the cost of the base salaries, overtime pay and lump sum payments for all permanent and temporary direct employees of the government.
51	Supplementary Salary Costs – includes the cost of extra pay for certain types of work such as shift differentials, premiums and allowances.
52	Employee Benefits – includes the cost of employer contributions to employee benefit plans and pensions. Other benefits paid by the employer such as relocation and transfer expenses are also included.
54

Legislative Salaries and Indemnities – includes the cost of the annual M.L.A. indemnity and supplementary salaries as authorized under Section 4 of the Members’ Remuneration and Pensions Act. Salaries for the Officers of the Legislature are also included.

OPERATING COSTS

55	Boards, Commissions and Courts – Fees and Expenses – includes fees paid to board and commission members, juries and witnesses, and related travel and out-of-pocket expenses.
57	Public Servant Travel – includes travel expenses of government employees and officials on government business including prescribed allowances.
59

Centralized Management Support Services – includes central agency charges to ministries for services such as workplace technology services, BC Public Service Agency charges, legal services, accommodation and real estate services, and alternate service delivery services.

60

Professional Services – includes fees and expenses for professional services rendered directly to government for the provision of goods and services in the delivery of government programs, the provision of goods or services that are required by statute or legislation and are billed directly to the government, and the provision of goods or services that will assist in the development of policy and/or programs or improve/change the delivery of programs, such as management consulting services.

63

Information Systems – Operating – includes all contract fees and costs related to data, voice, image and text processing operations and services such as data and word processing, data communications charges, supplies, repairs, maintenance and short-term rentals of information processing equipment.

65	Office and Business Expenses – includes supplies and services required for the operation of offices.
67	Informational Advertising and Publications – includes costs associated with non-statutory advertising and general publications.
68	Statutory Advertising and Publications – includes costs associated with special notices and publications required by statute and regulations.
69

Utilities, Materials, and Supplies – includes the cost of services such as the supply of water and electricity, materials and supplies required for normal operation of government services and food for institutions.

70	Operating Equipment and Vehicles – includes the costs associated with the repair and maintenance of government vehicles, and operating machinery and equipment.
72

Non-Capital Roads and Bridges – includes highway costs recovered from the BC Transportation Financing Authority, costs for minor enhancements to capitalized infrastructure, as well as non-highway road costs.

73	Amortization – includes the amortization of the cost of capital assets and prepaid capital advances over their useful lives.
75

Building Occupancy Charges – includes payments to the private sector, for the rental and/or maintenance of buildings and office accommodation, including tenant improvements that do not meet the criteria for capitalization.

EXPLANATORY NOTES ON ACCOUNT CLASSIFICATIONS — Continued

GOVERNMENT TRANSFERS

77	Transfers – Grants – includes discretionary grants to individuals, businesses, non-profit associations and others, where there are no contractual requirements.
79

Transfers – Entitlements – includes non-discretionary payments to individuals, businesses or other entities, where eligible recipients must be paid under statute, formula or regulation, and where there are no ongoing contractual requirements.

80

Transfers – Agreements – includes payments and reimbursements under contract, formal agreement, or shared cost agreement to individuals, businesses, or other entities for purposes specified in an agreement.

OTHER EXPENSES

81	Transfers Between Votes and Special Accounts – includes transfers (payments) between a vote and a special account.
83	Interest on the Public Debt – includes only interest payments on the direct provincial debt borrowed for government purposes.
85	Other Expenses – includes expenses such as financing costs and valuation allowances and other expenses which cannot be reasonably allocated to another standard object of expense.

INTERNAL RECOVERIES

86	Recoveries Between Votes and Special Accounts – includes recoveries between a vote and a special account.
88	Recoveries Within the Consolidated Revenue Fund – includes recoveries for the use of equipment or the provision of goods and services between ministries of the provincial government.

EXTERNAL RECOVERIES

89

Recoveries Within the Government Reporting Entity – includes costs and amounts recovered from government corporations, organizations and agencies, the offset for commissions paid for the collection of government revenues and accounts, and the write-off of uncollectible revenue related accounts.

90	Recoveries External to the Government Reporting Entity – includes costs and amounts recovered from other governments and non-government organizations.

CAPITAL EXPENDITURES

Consolidated Revenue Fund capital expenditures are presented on the basis of the category of asset acquired. The categorization of assets is described below.

Land

Land – includes the purchased or acquired value for parks and other recreation land and land directly associated with capitalized infrastructure (buildings, ferries and bridges) but does not include land held for resale.

LI	Land Improvements – includes the capital cost of improvements to dams and water management systems and recreation areas.
Bldg	Buildings – includes the purchase, construction or major improvement of buildings owned by the Consolidated Revenue Fund.
SpE	Specialized Equipment – includes the purchase or capital lease cost of heavy equipment such as tractors, trailers and ambulances, as well as telecommunications relay towers and switching equipment.
FE	Office Furniture and Equipment – includes the cost or capital lease cost of office furniture and equipment.
Veh	Vehicles – includes the purchase or capital lease cost of passenger, light truck and utility vehicles.
Info	Information Systems – includes the purchase or capital lease cost of mainframe and other systems hardware, software and related equipment.
TI	Tenant Improvements – includes the cost or capital lease cost of improvements to leased space.
Roads	Roads – includes the capital costs for construction or major improvements of roads, highways, bridges and ferries.